The Allstate Corporation Investor Supplement Second Quarter 2019 The consolidated financial statements and financial exhibits includedherein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the page "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

The Allstate Corporation Investor Supplement - Second Quarter 2019 Table of Contents Consolidated Operations Allstate Life Condensed Consolidated Statements of Operations 1 Segment Results and Other Statistics 26 Contribution to Income 2 Return on Equity 27 Segment Results 3,4 Condensed Consolidated Statements of Financial Position 5 Allstate Benefits Book Value per Common Share 6 Segment Results and Other Statistics 28 Return on Common Shareholders' Equity 7 Return on Equity 29 Debt to Capital 8 Policies in Force 9 Allstate Annuities Premiums Written for Allstate Protection and Service Businesses 10 Segment Results and Other Statistics 30 Catastrophe Losses 11 Return on Equity 31 Property-Liability Corporate and Other Results 12 Corporate and Other Segment Results 32 Prior Year Reserve Reestimates 13 Catastrophe Losses included in Prior Year Reserve Reestimates 14 Investments Allstate Protection Investment Position 33 Impact of Net Rate Changes Approved on Premiums Written 15 Net Investment Income, Yields and Realized Capital Gains (Losses) (Pre-tax) 34 Allstate Brand Profitability Measures 16 Net Investment Income, Yields and Realized Capital Gains (Losses) (Pre-tax) by Segment 35,36 Allstate Brand Statistics 17 Investment Position and Results by Strategy by Segment 37,38 Esurance Brand Profitability Measures and Statistics 18 Performance-Based Investments 39 Encompass Brand Profitability Measures and Statistics 19 Auto Profitability Measures by Brand 20 Definitions of Non-GAAP Measures 40,41 Homeowners Profitability Measures by Brand 21 Commercial Lines Profitability Measures 22 Discontinued Lines and Coverages Reserves 23 Service Businesses Segment Results 24 SquareTrade Results 25

The Allstate Corporation
Condensed Consolidated Statements of Operations

($ in millions, except per share data)	Three months ended						Six months ended	
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	June 30, 2019	June 30, 2018
Revenues								
Property and casualty insurance premiums [1]	$ 8,986	$ 8,802	$ 8,707	$ 8,595	$ 8,460	$ 8,286	$ 17,788	$ 16,746
Life premiums and contract charges [2]	621	628	625	612	612	616	1,249	1,228
Other revenue [3]	271	250	257	238	228	216	521	444
Net investment income	942	648	786	844	824	786	1,590	1,610
Realized capital gains and losses:								
Total other-than-temporary impairment ("OTTI") losses	(12)	(16)	(5)	(4)	(4)	-	(28)	(4)
OTTI losses reclassified (from) to other comprehensive income	(3)	2	1	(1)	-	(1)	(1)	(1)
Net OTTI losses recognized in earnings	(15)	(14)	(4)	(5)	(4)	(1)	(29)	(5)
Sales and valuation changes on equity investments and derivatives	339	676	(890)	181	(21)	(133)	1,015	(154)
Total realized capital gains and losses	324	662	(894)	176	(25)	(134)	986	(159)
Total revenues	11,144	10,990	9,481	10,465	10,099	9,770	22,134	19,869
Costs and expenses								
Property and casualty insurance claims and claims expense	6,356	5,820	6,067	5,805	5,777	5,129	12,176	10,906
Life contract benefits	511	497	488	498	483	504	1,008	987
Interest credited to contractholder funds	156	162	165	163	165	161	318	326
Amortization of deferred policy acquisition costs	1,362	1,364	1,336	1,317	1,296	1,273	2,726	2,569
Operating costs and expenses	1,380	1,380	1,508	1,425	1,358	1,303	2,760	2,661
Pension and other postretirement remeasurement gains and losses	125	15	500	(39)	(7)	14	140	7
Restructuring and related charges	9	18	12	13	23	19	27	42
Amortization of purchased intangibles	32	32	36	24	23	22	64	45
Impairment of purchased intangibles	55	-	-	-	-	-	55	-
Interest expense	82	83	81	82	86	83	165	169
Total costs and expenses	10,068	9,371	10,193	9,288	9,204	8,508	19,439	17,712
Gain on disposition of operations	2	1	2	1	2	1	3	3
Income (Loss) from operations before income tax expense	1,078	1,620	(710)	1,178	897	1,263	2,698	2,160
Income tax expense (benefit)	227	328	(168) [5]	199 [5]	180	257	555	437
Net income (loss)	851	1,292	(542)	979	717	1,006	2,143	1,723
Preferred stock dividends	30	31	43	37	39	29	61	68
Net income (loss) applicable to common shareholders	$ 821	$ 1,261	$ (585)	$ 942	$ 678	$ 977	$ 2,082	$ 1,655
Earnings per common share [4]								
Net income (loss) applicable to common shareholders per common share - Basic	$ 2.47	$ 3.79	$ (1.71)	$ 2.72	$ 1.94	$ 2.76	$ 6.27	$ 4.71
Weighted average common shares - Basic	332.0	332.6	341.9	346.0	349.2	354.1	332.3	351.6
Net income (loss) applicable to common shareholders per common share - Diluted	$ 2.44	$ 3.74	$ (1.71) [6]	$ 2.68	$ 1.91	$ 2.71	$ 6.17	$ 4.63
Weighted average common shares - Diluted	336.9	337.5	347.1	351.7	354.6	359.9	337.2	357.2
Cash dividends declared per common share	$ 0.50	$ 0.50	$ 0.46	$ 0.46	$ 0.46	$ 0.46	$ 1.00	$ 0.92

[1] Property and casualty insurance premiums are reported in the Property-Liability and Service Businesses results and include auto, homeowners and other personal lines insurance products, as well as consumer product protection plans, roadside assistance, and finance and insurance products.

[2] Life premiums and contract charges are reported in the Allstate Life, Allstate Benefits and Allstate Annuities results and include life insurance, voluntary accident and health insurance, and annuity products.

[3] Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, fee-based services and other revenue transactions.

[4] In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.

[5] Includes a $2 million Tax Legislation expense for the quarter ended December 31, 2018 and a $31 million benefit for the quarter ended September 30, 2018.

[6] Calculation uses weighted average shares of 341.9 million, which excludes weighted average diluted shares of 5.2 million due to a net loss reported for the three months ended December 31, 2018.

The Allstate Corporation 2Q19 Supplement

1

The Allstate Corporation
Contribution to Income

($ in millions, except per share data)

	Three months ended						Six months ended	
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	June 30, 2019	June 30, 2018
Contribution to income								
Net income (loss) applicable to common shareholders	$ 821	$ 1,261	$ (585)	$ 942	$ 678	$ 977	$ 2,082	$ 1,655
Realized capital gains and losses, after-tax	(256)	(524)	704	(141)	19	106	(780)	125
Pension and other postretirement remeasurement gains and losses, after-tax	99	11	395	(30)	(6)	11	110	5
Valuation changes on embedded derivatives not hedged, after-tax	2	3	2	(1)	-	(4)	5	(4)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	1	2	1	1	3	2	3	5
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	(1)	(1)	-	(1)	-	(1)	(1)
Business combination expenses and the amortization of purchased intangibles, after-tax	26	25	35	20	18	17	51	35
Impairment of purchased intangibles, after-tax	43	-	-	-	-	-	43	-
Gain on disposition of operations, after-tax	(1)	(1)	(1)	(1)	(1)	(1)	(2)	(2)
Tax Legislation expense (benefit)	-	-	2	(31)	-	-	-	-
Adjusted net income *	$ 735	$ 776	$ 552	$ 759	$ 710	$ 1,108	$ 1,511	$ 1,818
Income per common share - Diluted								
Net income (loss) applicable to common shareholders	$ 2.44	$ 3.74	$ (1.71) [1]	$ 2.68	$ 1.91	$ 2.71	$ 6.17	$ 4.63
Realized capital gains and losses, after-tax	(0.76)	(1.55)	2.03	(0.40)	0.05	0.29	(2.31)	0.35
Pension and other postretirement remeasurement gains and losses, after-tax	0.29	0.03	1.15	(0.08)	(0.01)	0.03	0.33	0.02
Valuation changes on embedded derivatives not hedged, after-tax	-	0.01	0.01	-	-	(0.01)	0.01	(0.01)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	-	-	-	-	-	0.01	0.01	0.01
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-	-	-	-
Business combination expenses and the amortization of purchased intangibles, after-tax	0.08	0.07	0.10	0.05	0.05	0.05	0.15	0.10
Impairment of purchased intangibles, after-tax	0.13	-	-	-	-	-	0.13	-
Gain on disposition of operations, after-tax	-	-	-	-	-	-	(0.01)	(0.01)
Tax Legislation expense (benefit)	-	-	0.01	(0.09)	-	-	-	-
Adjusted net income *	$ 2.18	$ 2.30	$ 1.59	$ 2.16	$ 2.00	$ 3.08	$ 4.48	$ 5.09
Weighted average common shares - Diluted	336.9	337.5	347.1	351.7	354.6	359.9	337.2	357.2

[1] Calculation uses weighted average shares of 341.9 million, which excludes weighted average diluted shares of 5.2 million due to a net loss reported for the three months ended December 31, 2018.

The Allstate Corporation 2Q19 Supplement
2

The Allstate Corporation
Consolidating Segment Results

($ in millions)	Allstate Protection	Discontinued Lines	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
					Three months ended June 30, 2019					
Premiums and contract charges	$ 8,681	$ -	$ 8,681	$ 305	$ 333	$ 284	$ 4	$ -	$ -	$ 9,607
Intersegment insurance premiums and service fees	-		-	33	-	-	-	-	(33)	-
Other revenue	190	-	190	48	33	-	-	-	-	271
Claims and claims expense	(6,269)	(3)	(6,272)	(86)	-	-	-	-	2	(6,356)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(286)	(151)	(230)	-	-	(667)
Amortization of deferred policy acquisition costs	(1,163)	-	(1,163)	(134)	(29)	(35)	(1)	-	-	(1,362)
Operating costs and expenses	(1,059)	-	(1,059)	(158)	(91)	(71)	(8)	(24)	31	(1,380)
Pension and other postretirement remeasurement gains and losses	-	-	-	-	-	-	-	(125)	-	(125)
Restructuring and related charges	(9)	-	(9)	1	(1)	-	-	-	-	(9)
Amortization of purchased intangibles	(1)	-	(1)	(31)	-	-	-	-	-	(32)
Impairment of purchased intangibles	-	-	-	(55)	-	-	-	-	-	(55)
Interest expense	-	-	-	-	-	-	-	(82)	-	(82)
Underwriting income (loss)	$ 370	$ (3)	367							
Net investment income			471	10	125	21	296	19	-	942
Realized capital gains and losses			256	9	1	2	48	8	-	324
Gain on disposition of operations			-	-	-	-	2	-	-	2
Income tax (expense) benefit			(231)	12	(18)	(11)	(23)	44	-	(227)
Preferred stock dividends			-	-	-	-	-	(30)	-	(30)
Net income (loss) applicable to common shareholders			$ 863	$ (46)	$ 67	$ 39	$ 88	$ (190)	$ -	$ 821
Realized capital gains and losses, after-tax			(204)	(6)	-	(2)	(37)	(7)	-	(256)
Pension and other postretirement remeasurement gains and losses, after-tax			-	-	-	-	-	99	-	99
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	2	-	-	2
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	1	-	-	-	-	1
Business combination expenses and the amortization of purchased intangibles, after-tax			1	25	-	-	-	-	-	26
Impairment of purchased intangibles, after-tax			-	43	-	-	-	-	-	43
Gain on disposition of operations, after-tax			-	-	-	-	(1)	-	-	(1)
Adjusted net income (loss) *			$ 660	$ 16 [1]	$ 68 [1]	$ 37 [1]	$ 52 [1]	$ (98) [1]	$ -	$ 735
					Three months ended June 30, 2018					
Premiums and contract charges	$ 8,189	$ -	$ 8,189	$ 271	$ 326	$ 283	$ 3	$ -	$ -	$ 9,072
Intersegment insurance premiums and service fees	-		-	29	-	-	-	-	(29)	-
Other revenue	184	-	184	16	28	-	-	-	-	228
Claims and claims expense	(5,687)	(2)	(5,689)	(89)	-	-	-	-	1	(5,777)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(266)	(152)	(230)	-	-	(648)
Amortization of deferred policy acquisition costs	(1,110)	-	(1,110)	(113)	(35)	(36)	(2)	-	-	(1,296)
Operating costs and expenses	(1,094)	(1)	(1,095)	(116)	(86)	(69)	(9)	(11)	28	(1,358)
Pension and other postretirement remeasurement gains and losses	-	-	-	-	-	-	-	7	-	7
Restructuring and related charges	(21)	-	(21)	-	(2)	-	-	-	-	(23)
Amortization of purchased intangibles	(3)	-	(3)	(20)	-	-	-	-	-	(23)
Interest expense	-	-	-	-	-	-	-	(86)	-	(86)
Underwriting income (loss)	$ 458	$ (3)	455							
Net investment income			353	6	130	19	293	23	-	824
Realized capital gains and losses			(15)	(2)	(3)	-	6	(11)	-	(25)
Gain on disposition of operations			-	-	-	-	2	-	-	2
Income tax (expense) benefit			(163)	3	(17)	(9)	(13)	19	-	(180)
Preferred stock dividends			-	-	-	-	-	(39)	-	(39)
Net income (loss) applicable to common shareholders			$ 630	$ (15)	$ 75	$ 36	$ 50	$ (98)	$ -	$ 678
Realized capital gains and losses, after-tax			12	1	2	-	(5)	9	-	19
Pension and other postretirement remeasurement gains and losses, after-tax			-	-	-	-	-	(6)	-	(6)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	3	-	-	-	-	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	-	-	-	-	(1)
Business combination expenses and the amortization of purchased intangibles, after-tax			2	16	-	-	-	-	-	18
Gain on disposition of operations, after-tax			-	-	-	-	(1)	-	-	(1)
Adjusted net income (loss) *			$ 643	$ 2 [1]	$ 80 [1]	$ 36 [1]	$ 44 [1]	$ (95) [1]	$ -	$ 710

[1] Adjusted net income is the segment measure used for each business.

The Allstate Corporation 2Q19 Supplement

3

The Allstate Corporation
Consolidating Segment Results

($ in millions)	Allstate Protection	Discontinued Lines	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
					Six months ended June 30, 2019					
Premiums and contract charges	$ 17,188	$ -	$ 17,188	$ 600	$ 670	$ 572	$ 7	$ -	$ -	$ 19,037
Intersegment insurance premiums and service fees	-	-	-	66	-	-	-	-	(66)	-
Other revenue	366	-	366	95	60	-	-	-	-	521
Claims and claims expense	(11,997)	(5)	(12,002)	(178)	-	-	-	-	4	(12,176)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(572)	(305)	(449)	-	-	(1,326)
Amortization of deferred policy acquisition costs	(2,327)	-	(2,327)	(261)	(57)	(78)	(3)	-	-	(2,726)
Operating costs and expenses	(2,128)	(1)	(2,129)	(309)	(182)	(142)	(15)	(45)	62	(2,760)
Pension and other postretirement remeasurement gains and losses	-	-	-	-	-	-	-	(140)	-	(140)
Restructuring and related charges	(27)	-	(27)	1	(1)	-	-	-	-	(27)
Amortization of purchased intangibles	(2)	-	(2)	(62)	-	-	-	-	-	(64)
Impairment of purchased intangibles	-		-	(55)				-	-	(55)
Interest expense	-	-	-	-	-	-	-	(165)	-	(165)
Underwriting income (loss)	$ 1,073	$ (6)	1,067							
Net investment income			762	19	252	40	486	31	-	1,590
Realized capital gains and losses			753	17	(4)	6	204	10	-	986
Gain on disposition of operations			-	-	-	-	3	-	-	3
Income tax (expense) benefit			(537)	15	(32)	(20)	(48)	67	-	(555)
Preferred stock dividends			-	-	-	-	-	(61)	-	(61)
Net income (loss) applicable to common shareholders			$ 2,045	$ (52)	$ 134	$ 73	$ 185	$ (303)	$ -	$ 2,082
Realized capital gains and losses, after-tax			(597)	(13)	4	(5)	(161)	(8)	-	(780)
Pension and other postretirement remeasurement gains and losses, after-tax			-	-	-	-	-	110	-	110
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	5	-	-	5
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	3	-	-	-	-	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	-	-	-	-	(1)
Business combination expenses and the amortization of purchased intangibles, after-tax			2	49	-	-	-	-	-	51
Impairment of purchased intangibles, after-tax			-	43	-	-	-	-	-	43
Gain on disposition of operations, after-tax			-	-	-	-	(2)	-	-	(2)
Adjusted net income (loss) *			$ 1,449	$ 27 (1)	$ 141 (1)	$ 68 (1)	$ 27 (1)	$ (201) (1)	$ -	$ 1,511
					Six months ended June 30, 2018					
Premiums and contract charges	$ 16,208	$ -	$ 16,208	$ 538	$ 653	$ 569	$ 6	$ -	$ -	$ 17,974
Intersegment insurance premiums and service fees	-	-	-	58	-	-	-	-	(58)	-
Other revenue	358	-	358	32	54	-	-	-	-	444
Claims and claims expense	(10,722)	(5)	(10,727)	(182)	-	-	-	-	3	(10,906)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(541)	(309)	(463)	-	-	(1,313)
Amortization of deferred policy acquisition costs	(2,198)	-	(2,198)	(223)	(68)	(77)	(3)	-	-	(2,569)
Operating costs and expenses	(2,137)	(1)	(2,138)	(233)	(169)	(139)	(18)	(19)	55	(2,661)
Pension and other postretirement remeasurement gains and losses	-	-	-	-	-	-	-	(7)	-	(7)
Restructuring and related charges	(39)	-	(39)	(1)	(2)	-	-	-	-	(42)
Amortization of purchased intangibles	(4)	-	(4)	(41)	-	-	-	-	-	(45)
Interest expense	-	-	-	-	-	-	-	(169)	-	(169)
Underwriting income (loss)	$ 1,466	$ (6)	1,460							
Net investment income			690	11	252	38	583	36	-	1,610
Realized capital gains and losses			(110)	(6)	(6)	(2)	(23)	(12)	-	(159)
Gain on disposition of operations			-	-	-	-	3	-	-	3
Income tax (expense) benefit			(420)	10	(31)	(17)	(18)	39	-	(437)
Preferred stock dividends			-	-	-	-	-	(68)	-	(68)
Net income (loss) applicable to common shareholders			$ 1,620	$ (37)	$ 142	$ 63	$ 67	$ (200)	$ -	$ 1,655
Realized capital gains and losses, after-tax			87	4	4	2	18	10	-	125
Pension and other postretirement remeasurement gains and losses, after-tax			-	-	-	-	-	5	-	5
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	(4)	-	-	(4)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	5	-	-	-	-	5
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	-	-	-	-	(1)
Business combination expenses and the amortization of purchased intangibles, after-tax			3	32	-	-	-	-	-	35
Gain on disposition of operations, after-tax			-	-	-	-	(2)	-	-	(2)
Adjusted net income (loss) *			$ 1,709	$ (1) (1)	$ 151 (1)	$ 65 (1)	$ 79 (1)	$ (185) (1)	$ -	$ 1,818

(1) Adjusted net income is the segment measure used for each business.

The Allstate Corporation 2Q19 Supplement

4

The Allstate Corporation
Condensed Consolidated Statements of Financial Position

($ in millions)	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018
Assets					
Investments					
Fixed income securities, at fair value (1)	$ 58,484	$ 58,202	$ 57,170	$ 57,663	$ 56,891
Equity securities, at fair value (2)	7,906	5,802	5,036	6,965	6,888
Mortgage loans	4,687	4,681	4,670	4,592	4,535
Limited partnership interests	7,818	7,493	7,505	7,602	7,679
Short-term, at fair value	3,740	4,157	3,027	3,071	3,123
Other	3,856	3,786	3,852	4,075	4,125
Total investments	86,491	84,121	81,260	83,968	83,241
Cash	599	551	499	460	489
Premium installment receivables, net	6,380	6,201	6,154	6,196	5,953
Deferred policy acquisition costs	4,667	4,670	4,784	4,667	4,533
Reinsurance and indemnification recoverables, net	9,292	9,374	9,565	8,994	8,910
Accrued investment income	633	614	600	616	589
Property and equipment, net	1,058	1,047	1,045	1,032	1,040
Goodwill	2,547	2,547	2,530	2,189	2,189
Other assets	3,649	3,659	3,007	3,060	3,150
Separate Accounts	3,058	3,050	2,805	3,307	3,271
Total assets	$ 118,374	$ 115,834	$ 112,249	$ 114,489	$ 113,365
Liabilities					
Reserve for property and casualty insurance claims and claims expense	$ 28,105	$ 27,544	$ 27,423	$ 26,939	$ 26,623
Reserve for life-contingent contract benefits	12,337	12,200	12,208	12,214	12,213
Contractholder funds	17,964	18,161	18,371	18,650	18,888
Unearned premiums	14,752	14,323	14,510	14,408	13,824
Claim payments outstanding	915	891	1,007	904	894
Deferred income taxes	997	817	425	667	723
Other liabilities and accrued expenses	9,142	8,977	7,737	7,291	7,359
Long-term debt (3)	6,628	6,453	6,451	6,450	6,448
Separate Accounts	3,058	3,050	2,805	3,307	3,271
Total liabilities	93,898	92,416	90,937	90,830	90,243
Equity					
Preferred stock and additional capital paid-in (4)	1,930	1,930	1,930	2,303	2,303
Common stock (5)	9	9	9	9	9
Additional capital paid-in	3,477	3,291	3,310	3,441	3,391
Retained income	45,803	45,148	44,033	44,776	43,997
Deferred ESOP expense	(3)	(3)	(3)	(3)	(3)
Treasury stock, at cost (6)	(28,500)	(28,042)	(28,085)	(27,011)	(26,818)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses	1,654	972	(2)	(16)	54
Unrealized foreign currency translation adjustments	(40)	(44)	(49)	(23)	(9)
Unamortized pension and other postretirement prior service credit	146	157	169	183	198
Total accumulated other comprehensive income	1,760	1,085	118	144	243
Total shareholders' equity	24,476	23,418	21,312	23,659	23,122
Total liabilities and shareholders' equity	$ 118,374	$ 115,834	$ 112,249	$ 114,489	$ 113,365

(1) Amortized cost was $56,008, $56,831, $57,134, $57,618 and $56,750 as of June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively.

(2) Cost was $6,673, $4,767, $4,489, $5,741 and $5,846 as of June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively.

(3) On May 16, 2019 we repaid $317 million of 7.450% Senior Notes, Series B, at maturity. On June 10, 2019, we issued $500 million of 3.850% Senior Notes due 2049.

(4) Preferred shares outstanding were 79.8 thousand at June 30, 2019, March 31, 2019 and December 31, 2018 and 95.2 thousand at September 30, 2018 and June 30, 2018.

(5) Common shares outstanding were 329,903,875; 333,056,875; 331,908,805; 344,950,779 and 346,600,485 as of June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively.

(6) Treasury shares outstanding were 570 million, 567 million, 568 million, 555 million and 553 million as of June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively.

The Allstate Corporation 2Q19 Supplement

5

The Allstate Corporation
Book Value per Common Share

($ in millions, except per share data)	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Book value per common share						
Numerator:						
Common shareholders' equity [(1)]	$ 22,546	$ 21,488	$ 19,382	$ 21,356	$ 20,819	$ 20,970
Denominator:						
Common shares outstanding and dilutive potential common shares outstanding	335.1	337.9	336.7	350.9	351.9	357.7
Book value per common share	$ 67.28	$ 63.59	$ 57.56	$ 60.86	$ 59.16	$ 58.62
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities						
Numerator:						
Common shareholders' equity	$ 22,546	$ 21,488	$ 19,382	$ 21,356	$ 20,819	$ 20,970
Less: Unrealized net capital gains and losses on fixed income securities	1,658	975	-	(15)	55	187
Adjusted common shareholders' equity	$ 20,888	$ 20,513	$ 19,382	$ 21,371	$ 20,764	$ 20,783
Denominator:						
Common shares outstanding and dilutive potential common shares outstanding	335.1	337.9	336.7	350.9	351.9	357.7
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	$ 62.33	$ 60.71	$ 57.56	$ 60.90	$ 59.01	$ 58.10

(1) Excludes equity related to preferred stock of $1,930 million at June 30, 2019, March 31, 2019 and December 31, 2018 and $2,303 million for all other periods presented.

The Allstate Corporation 2Q19 Supplement

6

The Allstate Corporation
Return on Common Shareholders' Equity

($ in millions)

	Twelve months ended					
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Return on Common Shareholders' Equity						
Numerator:						
Net income applicable to common shareholders [1][2]	$ 2,439	$ 2,296	$ 2,012	$ 3,891	$ 3,759	$ 3,630
Denominator:						
Beginning common shareholders' equity	$ 20,819	$ 20,970	$ 20,805	$ 20,508	$ 19,806	$ 19,495
Ending common shareholders' equity [3]	22,546	21,488	19,382	21,356	20,819	20,970
Average common shareholders' equity [4]	$ 21,683	$ 21,229	$ 20,094	$ 20,932	$ 20,313	$ 20,233
Return on common shareholders' equity	11.2 %	10.8 %	10.0 %	18.6 %	18.5 %	17.9 %
Adjusted Net Income Return on Common Shareholders' Equity						
Numerator:						
Adjusted net income * [1]	$ 2,822	$ 2,797	$ 3,129	$ 3,400	$ 3,322	$ 3,157
Denominator:						
Beginning common shareholders' equity	$ 20,819	$ 20,970	$ 20,805	$ 20,508	$ 19,806	$ 19,495
Less: Unrealized net capital gains and losses	54	187	1,662	1,651	1,526	1,256
Adjusted beginning common shareholders' equity	20,765	20,783	19,143	18,857	18,280	18,239
Ending common shareholders' equity	22,546	21,488	19,382	21,356	20,819	20,970
Less: Unrealized net capital gains and losses	1,654	972	(2)	(16)	54	187
Adjusted ending common shareholders' equity	20,892	20,516	19,384	21,372	20,765	20,783
Average adjusted common shareholders' equity [4]	$ 20,829	$ 20,650	$ 19,264	$ 20,115	$ 19,523	$ 19,511
Adjusted net income return on common shareholders' equity *	13.5 %	13.5 %	16.2 %	16.9 %	17.0 %	16.2 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.

(2) Includes a $29 million Tax Legislation benefit for the periods ended June 30, 2019, March 31, 2019 and December 31, 2018, a $540 million benefit for the period ended September 30, 2018, and a $509 million benefit for all other periods presented.

(3) Excludes equity related to preferred stock of $1,930 million at June 30, 2019, March 31, 2019 and December 31, 2018 and $2,303 million for all other periods presented.

(4) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 2Q19 Supplement 7

The Allstate Corporation
Debt to Capital

($ in millions)	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Debt						
Short-term debt	$ -	$ -	$ -	$ -	$ -	$ -
Long-term debt	6,628	6,453	6,451	6,450	6,448	6,847
Total debt	$ 6,628	$ 6,453	$ 6,451	$ 6,450	$ 6,448	$ 6,847
Capital resources						
Debt	$ 6,628	$ 6,453	$ 6,451	$ 6,450	$ 6,448	$ 6,847
Shareholders' equity						
Preferred stock and additional capital paid-in	1,930	1,930	1,930	2,303	2,303	2,303
Common stock	9	9	9	9	9	9
Additional capital paid-in	3,477	3,291	3,310	3,441	3,391	3,367
Retained income	45,803	45,148	44,033	44,776	43,997	43,479
Deferred ESOP expense	(3)	(3)	(3)	(3)	(3)	(3)
Treasury stock	(28,500)	(28,042)	(28,085)	(27,011)	(26,818)	(26,280)
Unrealized net capital gains and losses	1,654	972	(2)	(16)	54	187
Unrealized foreign currency translation adjustments	(40)	(44)	(49)	(23)	(9)	(3)
Unamortized pension and other postretirement prior service credit	146	157	169	183	198	214
Total shareholders' equity	24,476	23,418	21,312	23,659	23,122	23,273
Total capital resources	$ 31,104	$ 29,871	$ 27,763	$ 30,109	$ 29,570	$ 30,120
Ratio of debt to shareholders' equity	27.1 %	27.6 %	30.3 %	27.3 %	27.9 %	29.4 %
Ratio of debt to capital resources	21.3 %	21.6 %	23.2 %	21.4 %	21.8 %	22.7 %

The Allstate Corporation 2Q19 Supplement

8

The Allstate Corporation Policies in Force and Other Statistics June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2019 2019 2018 2018 2018 2018 Policies in Force statistics (in thousands) (1) Allstate Protection Allstate brand Auto 20,301 20,145 20,104 19,912 19,810 19,617 Homeowners 6,221 6,198 6,186 6,145 6,121 6,093 Landlord 670 676 681 683 688 692 Renter 1,668 1,655 1,642 1,626 1,612 1,599 Condominium 670 668 668 665 664 663 Other 1,319 1,307 1,304 1,297 1,287 1,276 Other personal lines 4,327 4,306 4,295 4,271 4,251 4,230 Commercial lines 229 230 231 231 234 238 Total 31,078 30,879 30,816 30,559 30,416 30,178 Esurance brand Auto 1,548 1,548 1,488 1,463 1,432 1,399 Homeowners 101 98 95 92 88 84 Other personal lines 48 48 46 46 46 45 Total 1,697 1,694 1,629 1,601 1,566 1,528 Encompass brand Auto 497 499 502 504 507 517 Homeowners 236 237 239 240 243 248 Other personal lines 77 78 78 80 81 83 Total 810 814 819 824 831 848 Allstate Protection Policies in Force 33,585 33,387 33,264 32,984 32,813 32,554 Service Businesses SquareTrade 83,968 77,866 68,588 52,151 44,459 41,806 InfoArmor 1,260 1,211 1,040 - - - Allstate Roadside Services 635 649 663 671 681 692 Allstate Dealer Services 3,873 3,863 3,896 3,919 3,959 4,026 Total 89,736 83,589 74,187 56,741 49,099 46,524 Allstate Life 2,009 2,012 2,022 2,018 2,019 2,018 Allstate Benefits 4,296 4,322 4,208 4,241 4,283 4,260 Allstate Annuities 201 206 211 215 220 225 Total Policies in Force 129,827 123,516 113,892 96,199 88,434 85,581 Agency Data (2) Total Allstate agencies (3) 12,700 12,700 12,700 12,400 12,300 12,300 Licensed sales professionals (4) 26,700 26,800 26,900 25,600 25,200 24,700 Allstate independent agencies (5) 3,200 3,000 (6) 2,700 2,600 2,600 2,500 (1) Policy counts are based on items rather than customers. • A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. • Commercial lines PIF for the agreement with a transportation network company reflects corporate contracts as opposed to individual driver counts. • Non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included. • Allstate Roadside Services reflects memberships in force and do not include their wholesale partners as the customer relationship is managed by the wholesale partner. • Allstate Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators ("TPAs") as the customer relationship is managed by the TPAs. • SquareTrade represents active consumer product protection plans. • InfoArmor reflects individual customer counts for identity protection products. • Allstate Life insurance policies and Allstate Annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. • Allstate Benefits reflects certificate counts as opposed to group counts. (2) Rounded to the nearest hundred. (3) Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and employee producers in Canada. (4) Represents employees of Allstate agencies who are licensed to sell Allstate products. (5) Includes 840 and 919 engaged Allstate independent agencies (“AIAs”) as of June 30, 2019 and December 31, 2018, respectively. Engaged AIAs, as currently determined, include those that achieve a minimum number of new policies written. (6) Beginning March 31, 2019, includes separate agency counts for agencies operating out of multiple locations, which increased the total agencies by approximately 200. The Allstate Corporation 2Q19 Supplement 9

The Allstate Corporation
Premiums Written for Allstate Protection and Service Businesses

($ in millions)	Three months ended						Six months ended	
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	June 30, 2019	June 30, 2018
Allstate Protection								
Allstate brand [1]								
Auto	$ 5,472	$ 5,395	$ 5,272	$ 5,357	$ 5,211	$ 5,151	$ 10,867	$ 10,362
Homeowners	2,076	1,565	1,777	2,008	1,949	1,465	3,641	3,414
Landlord	134	124	133	139	131	121	258	252
Renter	78	69	70	86	77	69	147	146
Condominium	75	62	68	73	72	59	137	131
Other	191	144	149	174	195	126	335	321
Other personal lines	478	399	420	472	475	375	877	850
Commercial lines	236	185	177	173	172	137	421	309
Total	8,262	7,544	7,646	8,010	7,807	7,128	15,806	14,935
Esurance brand								
Auto	469	532	452	487	430	470	1,001	900
Homeowners	32	25	23	30	27	21	57	48
Other personal lines	2	2	2	2	2	2	4	4
Total	503	559	477	519	459	493	1,062	952
Encompass brand								
Auto	146	120	130	143	146	118	266	264
Homeowners	111	86	98	106	108	86	197	194
Other personal lines	21	18	19	22	21	19	39	40
Total	278	224	247	271	275	223	502	498
Total Allstate Protection								
Auto	6,087	6,047	5,854	5,987	5,787	5,739	12,134	11,526
Homeowners	2,219	1,676	1,898	2,144	2,084	1,572	3,895	3,656
Other personal lines	501	419	441	496	498	396	920	894
Commercial lines	236	185	177	173	172	137	421	309
Total	9,043	8,327	8,370	8,800	8,541	7,844	17,370	16,385
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-
Total Property-Liability	$ 9,043	$ 8,327	$ 8,370	$ 8,800	$ 8,541	$ 7,844	$ 17,370	$ 16,385
Service Businesses [2]								
SquareTrade	$ 167	$ 206	$ 323	$ 194	$ 126	$ 130	$ 373	$ 256
Allstate Dealer Services	120	99	105	99	103	92	219	195
Allstate Roadside Services	63	63	61	65	68	65	126	133
Total	$ 350	$ 368	$ 489	$ 358	$ 297	$ 287	$ 718	$ 584
Total premiums written	$ 9,393	$ 8,695	$ 8,859	$ 9,158	$ 8,838	$ 8,131	$ 18,088	$ 16,969
Non-Proprietary Premiums								
Ivantage [3]	$ 1,840	$ 1,806	$ 1,780	$ 1,758	$ 1,719	$ 1,679	$ 1,840	$ 1,719
Answer Financial [4]	150	145	140	156	156	148	295	304
[1] Canada premiums included in Allstate brand								
Auto	$ 287	$ 205	$ 220	$ 244	$ 245	$ 186	$ 492	$ 431
Homeowners	87	58	68	77	77	50	145	127
Other personal lines	28	20	23	25	29	14	48	43
Total	$ 402	$ 283	$ 311	$ 346	$ 351	$ 250	$ 685	$ 601

(2) There are no premiums written for Arity or InfoArmor, which are part of the Service Businesses segment. Revenues for Arity and InfoArmor are primarily reported as intersegment service fees and other revenue, respectively.

(3) Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018 were $45.2 million, $37.3 million, $39.3 million, $45.2 million, $43.5 million and $37.2 million, respectively.

(4) Represents non-proprietary premiums written for the period. Commissions earned for the three and six months ended June 30, 2019 were $17.5 million and $37.7 million, respectively.

The Allstate Corporation 2Q19 Supplement

10

The Allstate Corporation
Catastrophe Losses

($ in millions)	Three months ended						Six months ended	
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	June 30, 2019	June 30, 2018
Allstate Protection								
Allstate brand								
Auto	$ 179	$ 68	$ 53	$ 113	$ 160	$ (1)	$ 247	$ 159
Homeowners	781 (2)	511 (2)	798 (2)	418	627	300	1,292	927
Other personal lines	57	64	87	51	46	27	121	73
Commercial lines	4	1	9	6	4	3	5	7
Total	1,021	644	947	588	837	329	1,665	1,166
Esurance brand								
Auto	10	3	2	8	15	2	13	17
Homeowners	15	3	4	6	14	1	18	15
Total	25	6	6	14	29	3	31	32
Encompass brand								
Auto	3	3	(1)	2	4	1	6	5
Homeowners	22	25	9	20	34	26	47	60
Other personal lines	1	2	2	1	2	2	3	4
Total	26	30	10	23	40	29	56	69
Allstate Protection								
Auto	192	74	54	123	179	2	266	181
Homeowners	818	539	811	444	675	327	1,357	1,002
Other personal lines	58	66	89	52	48	29	124	77
Commercial lines	4	1	9	6	4	3	5	7
Total	1,072	680	963	625	906	361	1,752	1,267
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-
Total Property-Liability	$ 1,072	$ 680	$ 963	$ 625	$ 906	$ 361	$ 1,752	$ 1,267
Effect of Catastrophe Losses on Combined Ratio (1)								
Allstate Protection								
Auto	2.2	0.9	0.6	1.5	2.2	-	1.6	1.1
Homeowners	9.4	6.3	9.6	5.3	8.2	4.1	7.9	6.2
Other personal lines	0.7	0.8	1.1	0.6	0.6	0.4	0.7	0.5
Commercial lines	-	-	0.1	0.1	0.1	-	-	-
Total	12.3	8.0	11.4	7.5	11.1	4.5	10.2	7.8
10-year average effect of catastrophe losses on combined ratio	14.0	6.8	6.1	6.9	14.0	6.8	8.5	8.4

(1) Calculated using the total premiums earned for Allstate Protection for the respective period. Discontinued Lines and Coverages does not have premiums earned.

(2) Includes $5 million, $15 million and $60 million of reinstatement reinsurance premiums for the three months ended June 30, 2019, March 31, 2019 and December 31, 2018, respectively, related to the 2018 Camp Fire.

The Allstate Corporation 2Q19 Supplement 11

The Allstate Corporation
Property-Liability Results

($ in millions)

	Three months ended						Six months ended	
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	June 30, 2019	June 30, 2018
Premiums written	$ 9,043	$ 8,327	$ 8,370	$ 8,800	$ 8,541	$ 7,844	$ 17,370	$ 16,385
(Increase) decrease in unearned premiums	(384)	179	99	(505)	(347)	209	(205)	(138)
Other	22	1	(47)	25	(5)	(34)	23	(39)
Premiums earned	8,681	8,507	8,422	8,320	8,189	8,019	17,188	16,208
Other revenue	190	176	188	192	184	174	366	358
Claims and claims expense	(6,272)	(5,730)	(5,991)	(5,717)	(5,689)	(5,038)	(12,002)	(10,727)
Amortization of deferred policy acquisition costs	(1,163)	(1,164)	(1,144)	(1,133)	(1,110)	(1,088)	(2,327)	(2,198)
Operating costs and expenses	(1,060)	(1,071)	(1,180)	(1,143)	(1,098)	(1,044)	(2,131)	(2,142)
Restructuring and related charges	(9)	(18)	(9)	(12)	(21)	(18)	(27)	(39)
Underwriting income [(1)]	367	700	286	507	455	1,005	1,067	1,460
Net investment income	471	291	364	410	353	337	762	690
Income tax expense on operations	(179)	(202)	(119)	(185)	(166)	(277)	(381)	(443)
Realized capital gains and losses, after-tax	204	393	(516)	103	(12)	(75)	597	(87)
Tax Legislation expense	-	-	(2)	(3)	-	-	-	-
Net income applicable to common shareholders	$ 863	$ 1,182	$ 13	$ 832	$ 630	$ 990	$ 2,045	$ 1,620
Catastrophe losses	$ 1,072	$ 680	$ 963	$ 625	$ 906	$ 361	$ 1,752	$ 1,267
Amortization of purchased intangibles	$ 1	$ 1	$ 3	$ 4	$ 3	$ 1	$ 2	$ 4
Operating ratios								
Claims and claims expense ("loss") ratio	72.3	67.4	71.1	68.7	69.4	62.9	69.8	66.2
Expense ratio [(2)]	23.5	24.4	25.5	25.2	25.0	24.6	24.0	24.8
Combined ratio	95.8	91.8	96.6	93.9	94.4	87.5	93.8	91.0
Loss ratio	72.3	67.4	71.1	68.7	69.4	62.9	69.8	66.2
Less: effect of catastrophe losses	12.3	8.0	11.4	7.5	11.1	4.5	10.2	7.8
effect of prior year non-catastrophe reserve reestimates	(0.9)	(0.4)	(1.1)	0.2	(1.7)	(0.6)	(0.7)	(1.1)
Underlying loss ratio *	60.9	59.8	60.8	61.0	60.0	59.0	60.3	59.5
Reconciliation of combined ratio to underlying combined ratio								
Combined ratio	95.8	91.8	96.6	93.9	94.4	87.5	93.8	91.0
Effect of catastrophe losses	(12.3)	(8.0)	(11.4)	(7.5)	(11.1)	(4.5)	(10.2)	(7.8)
Effect of prior year non-catastrophe reserve reestimates	0.9	0.4	1.1	(0.2)	1.7	0.6	0.7	1.1
Underlying combined ratio *	84.4	84.2	86.3	86.2	85.0	83.6	84.3	84.3
Effect of restructuring and related charges on combined ratio	0.1	0.2	0.1	0.1	0.3	0.2	0.2	0.2
Effect of Discontinued Lines and Coverages on combined ratio	0.1	0.1	-	1.0	-	0.1	-	-
[(1)] Underwriting Income (Loss)								
Allstate brand	$ 367	$ 702	$ 306	$ 587	$ 463	$ 1,001	$ 1,069	$ 1,464
Esurance brand	(3)	3	(9)	(10)	(9)	3	-	(6)
Encompass brand	7	(2)	(4)	11	5	6	5	11
Answer Financial	(1)	-	(3)	(1)	(1)	(2)	(1)	(3)
Total underwriting income for Allstate Protection	370	703	290	587	458	1,008	1,073	1,466
Discontinued Lines and Coverages	(3)	(3)	(4)	(80)	(3)	(3)	(6)	(6)
Total underwriting income for Property-Liability	$ 367	$ 700	$ 286	$ 507	$ 455	$ 1,005	$ 1,067	$ 1,460

[(2)] Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 2Q19 Supplement

12

The Allstate Corporation
Property-Liability Prior Year Reserve Reestimates

($ in millions)	Three months ended						Six months ended	
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	June 30, 2019	June 30, 2018
Prior Year Reserve Reestimates [1]								
Allstate Protection								
Allstate brand								
Auto	$ (94)	$ (58)	$ (94)	$ (97)	$ (155)	$ (101)	$ (152)	$ (256)
Homeowners	(1)	46	(35)	(17)	24	27	45	51
Other personal lines	(1)	10	12	8	(6)	(6)	9	(12)
Commercial lines	13	4	1	42	45	20	17	65
Total	(83)	2	(116)	(64)	(92)	(60)	(81)	(152)
Esurance brand								
Auto	(1)	4	2	-	(1)	1	3	-
Homeowners	1	(1)	1	1	1	(1)	-	-
Other personal lines	-	-	-	(1)	-	-	-	-
Total	-	3	3	-	-	-	3	-
Encompass brand								
Auto	(9)	-	(7)	(2)	(1)	-	(9)	(1)
Homeowners	4	8	2	3	2	6	12	8
Other personal lines	2	(3)	(4)	(4)	(6)	-	(1)	(6)
Total	(3)	5	(9)	(3)	(5)	6	2	1
Discontinued Lines and Coverages	3	2	2	80	2	3	5	5
Total Property-Liability	$ (83)	$ 12	$ (120)	$ 13	$ (95)	$ (51)	$ (71)	$ (146)
Effect of Prior Year Reserve Reestimates on Combined Ratio [1][2]								
Allstate Protection								
Auto	(1.2)	(0.6)	(1.1)	(1.2)	(1.9)	(1.2)	(0.9)	(1.6)
Homeowners	-	0.6	(0.4)	(0.1)	0.3	0.4	0.4	0.4
Other personal lines	-	0.1	0.1	-	(0.1)	(0.1)	-	(0.1)
Commercial lines	0.2	-	-	0.5	0.5	0.2	0.1	0.4
Total	(1.0)	0.1	(1.4)	(0.8)	(1.2)	(0.7)	(0.4)	(0.9)
Discontinued Lines and Coverages	0.1	0.1	-	1.0	-	0.1	-	-
Total Property-Liability	(0.9)	0.2	(1.4)	0.2	(1.2)	(0.6)	(0.4)	(0.9)
Allstate Protection by brand								
Allstate brand	(1.0)	-	(1.3)	(0.8)	(1.1)	(0.8)	(0.4)	(0.9)
Esurance brand	-	-	-	-	-	-	-	-
Encompass brand	-	0.1	(0.1)	-	(0.1)	0.1	-	-
Total	(1.0)	0.1	(1.4)	(0.8)	(1.2)	(0.7)	(0.4)	(0.9)

(1) Favorable reserve reestimates are shown in parentheses.
(2) Calculated using the total premiums earned for Property-Liability for the respective period. Discontinued Lines and Coverages does not have premiums earned.

The Allstate Corporation 2Q19 Supplement 13

The Allstate Corporation
Property-Liability Catastrophe Losses included in Prior Year Reserve Reestimates

($ in millions)

	Three months ended						Six months ended	
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	June 30, 2019	June 30, 2018
Allstate Protection [1]								
Allstate brand								
Auto	$ (7)	$ (1)	$ (2)	$ (4)	$ (5)	$ (27)	$ (8)	$ (32)
Homeowners	6 [3]	42 [3]	(19)	2	41 [4]	27	48	68
Other personal lines	(3)	9	1	-	-	(3)	6	(3)
Commercial lines	1	(1)	-	-	1	(1)	-	-
Total	(3)	49	(20)	(2)	37	(4)	46	33
Esurance brand								
Auto	1	-	-	-	-	-	1	-
Homeowners	1	-	-	1	1	-	1	1
Total	2	-	-	1	1	-	2	1
Encompass brand								
Auto	-	-	-	(1)	-	-	-	-
Homeowners	4	4	-	3	2	7	8	9
Other personal lines	-	-	-	-	-	1	-	1
Total	4	4	-	2	2	8	8	10
Total Allstate Protection								
Auto	(6)	(1)	(2)	(5)	(5)	(27)	(7)	(32)
Homeowners	11	46	(19)	6	44	34	57	78
Other personal lines	(3)	9	1	-	-	(2)	6	(2)
Commercial lines	1	(1)	-	-	1	(1)	-	-
Total	3	53	(20)	1	40	4	56	44
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-
Total Property-Liability	$ 3	$ 53	$ (20)	$ 1	$ 40	$ 4	$ 56	$ 44
Effect of Catastrophe Losses included in Prior Year Reserve Reestimates on Combined Ratio [1][2]								
Allstate Protection								
Auto	(0.1)	-	-	(0.1)	(0.1)	(0.4)	-	(0.2)
Homeowners	0.1	0.5	(0.3)	0.1	0.6	0.4	0.3	0.4
Other personal lines	-	0.1	-	-	-	-	-	-
Commercial lines	-	-	-	-	-	-	-	-
Total	-	0.6	(0.3)	-	0.5	-	0.3	0.2
Allstate Protection by brand								
Allstate brand	-	0.6	(0.3)	-	0.5	(0.1)	0.3	0.2
Esurance brand	-	-	-	-	-	-	-	-
Encompass brand	-	-	-	-	-	0.1	-	-
Total	-	0.6	(0.3)	-	0.5	-	0.3	0.2

(1) Favorable reserve reestimates are shown in parentheses.
(2) Calculated using the total premiums earned for Property-Liability for the respective period. Discontinued Lines and Coverages does not have premiums earned or catastrophe losses.
(3) Includes $5 million and $15 million of reinstatement reinsurance premiums incurred for the three months ended June 30, 2019 and March 31, 2019, respectively, related to the 2018 Camp Fire.
(4) Includes $37 million for Texas Windstorm Insurance Association assessments related to Hurricane Harvey which occurred in third quarter 2017.

The Allstate Corporation 2Q19 Supplement

14

The Allstate Corporation
Allstate Protection Impact of Net Rate Changes Approved on Premiums Written

	Three months ended June 30, 2019 [1]			Three months ended March 31, 2019			Three months ended December 31, 2018		
	Number of locations [5]	Total brand (%) [6]	Location specific (%) [7]	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)
Allstate brand									
Auto [2][3]	20	0.8	3.4	19	0.6	3.4	25	0.3	3.2
Homeowners [4]	4	0.1	5.1	20	2.1	5.5	18	1.1	4.6
Esurance brand									
Auto	6	2.4	5.3	9	0.6	4.1	8	0.3	1.3
Homeowners	2	2.7	19.9	2	2.0	18.2	1	0.4	9.9
Encompass brand									
Auto	1	-	3.6	3	0.5	4.5	4	0.5	2.6
Homeowners	8	1.4	6.5	4	1.4	10.8	3	1.2	8.2

	Three months ended September 30, 2018			Three months ended June 30, 2018			Three months ended March 31, 2018		
	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)
Allstate brand									
Auto	20	-	1.0	21	0.5	2.5	24	0.3	2.4
Homeowners	10	0.4	3.6	5	0.1	1.8	14	1.1	4.9
Esurance brand									
Auto	14	0.9	3.4	8	0.5	2.9	2	0.1	4.5
Homeowners	-	-	-	-	-	-	5	1.7	6.4
Encompass brand									
Auto	7	0.6	4.6	5	1.0	7.9	4	0.3	3.0
Homeowners	11	2.7	7.8	7	0.7	6.1	3	0.1	2.0

(1) Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in 50 states, the District of Columbia and Canadian provinces, rate changes approved for Allstate brand, Esurance brand and Encompass brand for the three month period ending June 30, 2019 are estimated to total $236 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges that result in no change in the overall rate level in a location.

(2) Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 0.9%, 0.6%, 0.2%, 0.4%, 0.1% and 1.2% for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts.

(3) Allstate brand auto rate changes were 1.7%, 1.4%, 1.1%, 2.0%, 2.4% and 2.6% for the trailing twelve months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

(4) Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.8%, 2.3%, 0.2%, 0.4%, 0.3%, and 1.0% for the three months ended June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

(5) Allstate brand operates in 50 states, the District of Columbia, and 5 Canadian provinces. Esurance brand operates in 43 states. In the second quarter of 2018, Esurance brand discontinued its operations in Canada. Encompass operates in 40 states and the District of Columbia.

(6) Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written.

(7) Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations.

The Allstate Corporation 2Q19 Supplement

15

The Allstate Corporation
Allstate Brand Profitability Measures

($ in millions)

	Three months ended						Six months ended	
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	June 30, 2019	June 30, 2018
Net premiums written	$ 8,262	$ 7,544	$ 7,646	$ 8,010	$ 7,807	$ 7,128	$ 15,806	$ 14,935
Net premiums earned								
Auto	$ 5,404	$ 5,321	$ 5,275	$ 5,210	$ 5,131	$ 5,046	$ 10,725	$ 10,177
Homeowners	1,832	1,811	1,787	1,769	1,742	1,727	3,643	3,469
Other personal lines	440	437	432	432	432	420	877	852
Commercial lines	226	183	178	176	165	136	409	301
Total	$ 7,902	$ 7,752	$ 7,672	$ 7,587	$ 7,470	$ 7,329	$ 15,654	$ 14,799
Other revenue								
Auto	$ 57	$ 57	$ 65	$ 56	$ 56	$ 54	$ 114	$ 110
Homeowners	11	11	12	11	11	11	22	22
Other personal lines	35	28	34	36	34	28	63	62
Commercial lines	2	1	1	2	1	2	3	3
Other business lines (1)	46	38	39	47	41	41	84	82
Total	$ 151	$ 135	$ 151	$ 152	$ 143	$ 136	$ 286	$ 279
Incurred losses								
Auto	$ 3,698	$ 3,485	$ 3,520	$ 3,495	$ 3,424	$ 3,189	$ 7,183	$ 6,613
Homeowners	1,508	1,254	1,445	1,125	1,308	995	2,762	2,303
Other personal lines	281	292	316	305	260	257	573	517
Commercial lines	196	139	141	184	166	107	335	273
Total	$ 5,683	$ 5,170	$ 5,422	$ 5,109	$ 5,158	$ 4,548	$ 10,853	$ 9,706
Expenses								
Auto	$ 1,376	$ 1,381	$ 1,419	$ 1,380	$ 1,378	$ 1,300	$ 2,757	$ 2,678
Homeowners	414	426	449	438	408	406	840	814
Other personal lines	146	143	161	157	145	140	289	285
Commercial lines	39	38	37	36	36	37	77	73
Other business lines (1)	28	27	29	32	25	33	55	58
Total	$ 2,003	$ 2,015	$ 2,095	$ 2,043	$ 1,992	$ 1,916	$ 4,018	$ 3,908
Underwriting income (loss)								
Auto	$ 387	$ 512	$ 401	$ 391	$ 385	$ 611	$ 899	$ 996
Homeowners	(79)	142	(95)	217	37	337	63	374
Other personal lines	48	30	(11)	6	61	51	78	112
Commercial lines	(7)	7	1	(42)	(36)	(6)	-	(42)
Other business lines	18	11	10	15	16	8	29	24
Total	$ 367	$ 702	$ 306	$ 587	$ 463	$ 1,001	$ 1,069	$ 1,464
Loss ratio	71.9	66.7	70.7	67.4	69.0	62.0	69.3	65.6
Expense ratio (2)	23.5	24.2	25.3	24.9	24.8	24.3	23.9	24.5
Combined ratio	95.4	90.9	96.0	92.3	93.8	86.3	93.2	90.1
Loss ratio	71.9	66.7	70.7	67.4	69.0	62.0	69.3	65.6
Less: effect of catastrophe losses	13.0	8.3	12.3	7.8	11.2	4.5	10.7	7.9
effect of prior year non-catastrophe reserve reestimates	(1.0)	(0.6)	(1.2)	(0.8)	(1.7)	(0.8)	(0.8)	(1.3)
Underlying loss ratio *	59.9	59.0	59.6	60.4	59.5	58.3	59.4	59.0
Reconciliation of combined ratio to underlying combined ratio								
Combined ratio	95.4	90.9	96.0	92.3	93.8	86.3	93.2	90.1
Effect of catastrophe losses	(13.0)	(8.3)	(12.3)	(7.8)	(11.2)	(4.5)	(10.7)	(7.9)
Effect of prior year non-catastrophe reserve reestimates	1.0	0.6	1.2	0.8	1.7	0.8	0.8	1.3
Underlying combined ratio *	83.4	83.2	84.9	85.3	84.3	82.6	83.3	83.5
Effect of prior year reserve reestimates on combined ratio	(1.0)	-	(1.5)	(0.8)	(1.2)	(0.8)	(0.5)	(1.0)
Effect of advertising expenses on combined ratio	1.9	1.9	2.5	2.5	2.0	1.6	1.9	1.8

(1) Other business lines represent commissions earned and other costs and expenses for Ivantage.

(2) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 2Q19 Supplement

16

The Allstate Corporation
Allstate Brand Statistics [1]

	Three months ended						Six months ended	
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	June 30, 2019	June 30, 2018
New Issued Applications (in thousands) [2]								
Auto	755	740	710	755	754	714	1,495	1,468
Homeowners	229	197	197	219	223	187	426	410
Average Premium - Gross Written ($) [3]								
Auto	581	578	578	572	566	564	579	565
Homeowners	1,295	1,267	1,243	1,238	1,226	1,212	1,283	1,220
Average Premium - Net Earned ($) [4]								
Auto	535	530	528	525	522	516	532	519
Homeowners	1,174	1,166	1,156	1,148	1,135	1,131	1,170	1,133
Annualized Average Premium ($) [5]								
Auto	1,065	1,057	1,050	1,047	1,036	1,029	1,057	1,027
Homeowners	1,178	1,169	1,156	1,152	1,138	1,134	1,171	1,133
Average Underlying Loss (Incurred Pure Premium) and Expense * ($) [6]								
Auto	970	953	978	963	956	920	958	934
Homeowners	732	745	712	751	716	716	737	714
Renewal Ratio (%) [7]								
Auto	88.8	88.8	88.5	88.7	88.5	88.3	88.8	88.4
Homeowners	88.2	88.4	88.5	88.3	87.7	87.5	88.3	87.6
Auto Property Damage (% change year-over-year)								
Gross claim frequency [8]	(0.8)	(1.6)	(2.5)	(2.7)	(2.9)	(2.5)	(1.2)	(2.7)
Paid claim frequency [8]	(1.5)	(3.6)	(0.6)	0.2	(3.0)	(3.0)	(2.5)	(3.0)
Paid claim severity [9]	8.8	6.1	7.4	7.7	3.7	4.7	7.4	4.2
Bodily Injury (% change year-over-year)								
Gross claim frequency [8]	(2.1)	(1.2)	(2.5)	(0.7)	(2.7)	(2.0)	(1.6)	(2.3)
Homeowners Excluding Catastrophe Losses (% change year-over-year)								
Gross claim frequency [8]	(2.8)	(0.2)	8.7	7.0	7.1	(1.1)	(1.5)	3.0
Paid claim frequency [8]	(6.7)	1.1	9.0	8.5	5.9	(4.0)	(3.1)	1.1
Paid claim severity [9]	11.7	0.5	(0.1)	3.4	5.0	14.4	6.2	9.3

(1) Statistics presented for Allstate brand exclude excess and surplus lines.

(2) New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy.

(3) Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(4) Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5) Annualized Average Premium is calculated by annualizing net earned premium reported in the quarter and year-to-date divided by policies in force at quarter end.

(6) Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio multiplied by the annualized average premium.

(7) Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

(8) Paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency.

(9) Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in paid claim severity in the current period compared to the same period in the prior year; divided by the prior year paid claims severity.

The Allstate Corporation 2Q19 Supplement 17

The Allstate Corporation Esurance Brand Profitability Measures and Statistics ($ in millions) Three months ended Six months ended June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2019 2019 2018 2018 2018 2018 2019 2018 Net premiums written $ 503 $ 559 $ 477 $ 519 $ 459 $ 493 $ 1,062 $ 952 Net premiums earned Auto $ 496 $ 475 $ 466 $ 455 $ 439 $ 411 $ 971 $ 850 Homeowners 27 25 26 22 22 20 52 42 Other personal lines 2 2 2 2 2 2 4 4 Total $ 525 $ 502 $ 494 $ 479 $ 463 $ 433 $ 1,027 $ 896 Other revenue Auto $ 20 $ 20 $ 19 $ 21 $ 20 $ 20 $ 40 $ 40 Total $ 20 $ 20 $ 19 $ 21 $ 20 $ 20 $ 40 $ 40 Incurred losses Auto $ 387 $ 367 $ 374 $ 346 $ 334 $ 309 $ 754 $ 643 Homeowners 31 15 16 20 28 11 46 39 Other personal lines 1 2 2 - 2 1 3 3 Total $ 419 $ 384 $ 392 $ 366 $ 364 $ 321 $ 803 $ 685 Expenses Auto $ 121 $ 129 $ 123 $ 135 $ 120 $ 121 $ 250 $ 241 Homeowners 7 6 6 8 8 7 13 15 Other personal lines 1 - 1 1 - 1 1 1 Total $ 129 $ 135 $ 130 $ 144 $ 128 $ 129 $ 264 $ 257 Underwriting income (loss) Auto $ 8 $ (1) $ (12) $ (5) $ 5 $ 1 $ 7 $ 6 Homeowners (11) 4 4 (6) (14) 2 (7) (12) Other personal lines - - (1) 1 - - - - Total $ (3) $ 3 $ (9) $ (10) $ (9) $ 3 $ - $ (6) Loss ratio 79.8 76.5 79.3 76.4 78.6 74.1 78.2 76.5 Expense ratio (1) 20.8 22.9 22.5 25.7 23.3 25.2 21.8 24.2 Combined ratio 100.6 99.4 101.8 102.1 101.9 99.3 100.0 100.7 Loss ratio 79.8 76.5 79.3 76.4 78.6 74.1 78.2 76.5 Less: effect of catastrophe losses 4.8 1.2 1.2 2.9 6.2 0.7 3.0 3.6 effect of prior year non-catastrophe reserve reestimates (0.4) 0.6 0.6 (0.2) (0.2) - 0.1 (0.1) Underlying loss ratio * 75.4 74.7 77.5 73.7 72.6 73.4 75.1 73.0 Reconciliation of combined ratio to underlying combined ratio Combined ratio 100.6 99.4 101.8 102.1 101.9 99.3 100.0 100.7 Effect of catastrophe losses (4.8) (1.2) (1.2) (2.9) (6.2) (0.7) (3.0) (3.6) Effect of prior year non-catastrophe reserve reestimates 0.4 (0.6) (0.6) 0.2 0.2 - (0.1) 0.1 Effect of amortization of purchased intangibles - (0.2) (0.2) (0.2) - (0.2) (0.1) (0.1) Underlying combined ratio * 96.2 97.4 99.8 99.2 95.9 98.4 96.8 97.1 Effect of prior year reserve reestimates on combined ratio - 0.6 0.6 - - - 0.3 - Effect of advertising expenses on combined ratio 7.4 8.2 7.5 10.6 8.6 8.1 7.8 8.4 Policies in Force (in thousands) Auto 1,548 1,548 1,488 1,463 1,432 1,399 1,548 1,432 Homeowners 101 98 95 92 88 84 101 88 Other personal lines 48 48 46 46 46 45 48 46 1,697 1,694 1,629 1,601 1,566 1,528 1,697 1,566 New Issued Applications (in thousands) Auto 145 180 153 166 156 158 325 314 Homeowners 7 7 6 9 9 8 14 17 Average Premium - Gross Written ($) Auto (6-month policy) 611 625 608 603 602 605 619 604 Homeowners (12-month policy) 1,063 1,016 974 984 977 970 1,045 978 Renewal Ratio (%) Auto 84.0 83.9 82.8 82.9 84.3 83.5 84.0 83.9 Homeowners 85.5 84.8 84.4 85.9 86.2 84.4 85.2 85.4 (1) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 2Q19 Supplement 18

The Allstate Corporation
Encompass Brand Profitability Measures and Statistics

($ in millions)	Three months ended						Six months ended	
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	June 30, 2019	June 30, 2018
Net premiums written	$ 278	$ 224	$ 247	$ 271	$ 275	$ 223	$ 502	$ 498
Net premiums earned								
Auto	$ 135	$ 134	$ 135	$ 133	$ 135	$ 134	$ 269	$ 269
Homeowners	99	99	101	100	100	101	198	201
Other personal lines	20	20	20	21	21	22	40	43
Total	$ 254	$ 253	$ 256	$ 254	$ 256	$ 257	$ 507	$ 513
Other revenue								
Auto	$ -	$ 1	$ 1	$ -	$ 1	$ 1	$ 1	$ 2
Homeowners	1	-	-	1	1	-	1	1
Total	$ 1	$ 1	$ 1	$ 1	$ 2	$ 1	$ 2	$ 3
Incurred losses								
Auto	$ 87	$ 91	$ 99	$ 83	$ 82	$ 85	$ 178	$ 167
Homeowners	66	72	58	70	75	65	138	140
Other personal lines	14	11	18	9	8	16	25	24
Total	$ 167	$ 174	$ 175	$ 162	$ 165	$ 166	$ 341	$ 331
Expenses								
Auto	$ 42	$ 45	$ 45	$ 42	$ 45	$ 45	$ 87	$ 90
Homeowners	32	31	33	34	34	34	63	68
Other personal lines	7	6	8	6	9	7	13	16
Total	$ 81	$ 82	$ 86	$ 82	$ 88	$ 86	$ 163	$ 174
Underwriting income (loss)								
Auto	$ 6	$ (1)	$ (8)	$ 8	$ 9	$ 5	$ 5	$ 14
Homeowners	2	(4)	10	(3)	(8)	2	(2)	(6)
Other personal lines	(1)	3	(6)	6	4	(1)	2	3
Total	$ 7	$ (2)	$ (4)	$ 11	$ 5	$ 6	$ 5	$ 11
Loss ratio	65.7	68.8	68.4	63.8	64.4	64.6	67.3	64.5
Expense ratio [(1)]	31.5	32.0	33.2	31.9	33.6	33.1	31.7	33.4
Combined ratio	97.2	100.8	101.6	95.7	98.0	97.7	99.0	97.9
Loss ratio	65.7	68.8	68.4	63.8	64.4	64.6	67.3	64.5
Less: effect of catastrophe losses	10.2	11.9	3.9	9.1	15.6	11.3	11.0	13.5
effect of prior year non-catastrophe reserve reestimates	(2.8)	0.4	(3.5)	(2.0)	(2.8)	(0.8)	(1.2)	(1.8)
Underlying loss ratio *	58.3	56.5	68.0	56.7	51.6	54.1	57.5	52.8
Reconciliation of combined ratio to underlying combined ratio								
Combined ratio	97.2	100.8	101.6	95.7	98.0	97.7	99.0	97.9
Effect of catastrophe losses	(10.2)	(11.9)	(3.9)	(9.1)	(15.6)	(11.3)	(11.0)	(13.5)
Effect of prior year non-catastrophe reserve reestimates	2.8	(0.4)	3.5	2.0	2.8	0.8	1.2	1.8
Underlying combined ratio *	89.8	88.5	101.2	88.6	85.2	87.2	89.2	86.2
Effect of prior year reserve reestimates on combined ratio	(1.2)	2.0	(3.5)	(1.2)	(2.0)	2.3	0.4	0.2
Policies in Force (in thousands)								
Auto	497	499	502	504	507	517	497	507
Homeowners	236	237	239	240	243	248	236	243
Other personal lines	77	78	78	80	81	83	77	81
	810	814	819	824	831	848	810	831
New Issued Applications (in thousands)								
Auto	22	20	19	21	19	17	42	36
Homeowners	12	9	9	10	10	8	21	18
Average Premium - Gross Written ($)								
Auto (12-month policy)	1,130	1,134	1,136	1,115	1,104	1,116	1,132	1,110
Homeowners (12-month policy)	1,782	1,768	1,766	1,730	1,701	1,698	1,775	1,700
Renewal Ratio (%)								
Auto	78.1	77.7	77.5	76.4	73.3	72.5	77.9	73.0
Homeowners	82.5	82.1	81.8	80.9	78.9	78.3	82.3	78.7

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 2Q19 Supplement

19

The Allstate Corporation
Auto Profitability Measures by Brand

($ in millions)

	Three months ended						Six months ended	
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	June 30, 2019	June 30, 2018
Allstate brand auto								
Net premiums written	$ 5,472	$ 5,395	$ 5,272	$ 5,357	$ 5,211	$ 5,151	$ 10,867	$ 10,362
Net premiums earned	$ 5,404	$ 5,321	$ 5,275	$ 5,210	$ 5,131	$ 5,046	$ 10,725	$ 10,177
Other revenue	57	57	65	56	56	54	114	110
Incurred losses	(3,698)	(3,485)	(3,520)	(3,495)	(3,424)	(3,189)	(7,183)	(6,613)
Expenses	(1,376)	(1,381)	(1,419)	(1,380)	(1,378)	(1,300)	(2,757)	(2,678)
Underwriting income	$ 387	$ 512	$ 401	$ 391	$ 385	$ 611	$ 899	$ 996
Loss ratio	68.4	65.5	66.7	67.1	66.7	63.2	67.0	65.0
Less: effect of catastrophe losses	3.3	1.3	1.0	2.2	3.1	-	2.3	1.5
effect of prior year non-catastrophe reserve reestimates	(1.6)	(1.1)	(1.7)	(1.8)	(2.9)	(1.5)	(1.4)	(2.2)
Underlying loss ratio *	66.7	65.3	67.4	66.7	66.5	64.7	66.1	65.7
Expense ratio [(1)]	24.4	24.9	25.7	25.4	25.8	24.7	24.6	25.2
Combined ratio	92.8	90.4	92.4	92.5	92.5	87.9	91.6	90.2
Effect of catastrophe losses	(3.3)	(1.3)	(1.0)	(2.2)	(3.1)	-	(2.3)	(1.5)
Effect of prior year non-catastrophe reserve reestimates	1.6	1.1	1.7	1.7	2.9	1.5	1.4	2.2
Underlying combined ratio *	91.1	90.2	93.1	92.0	92.3	89.4	90.7	90.9
Esurance brand auto								
Net premiums written	$ 469	$ 532	$ 452	$ 487	$ 430	$ 470	$ 1,001	$ 900
Net premiums earned	$ 496	$ 475	$ 466	$ 455	$ 439	$ 411	$ 971	$ 850
Other revenue	20	20	19	21	20	20	40	40
Incurred losses	(387)	(367)	(374)	(346)	(334)	(309)	(754)	(643)
Expenses	(121)	(129)	(123)	(135)	(120)	(121)	(250)	(241)
Underwriting income (loss)	$ 8	$ (1)	$ (12)	$ (5)	$ 5	$ 1	$ 7	$ 6
Loss ratio	78.0	77.3	80.3	76.0	76.1	75.2	77.7	75.7
Less: effect of catastrophe losses	2.0	0.6	0.4	1.8	3.4	0.5	1.3	2.0
effect of prior year non-catastrophe reserve reestimates	(0.4)	0.9	0.4	-	(0.2)	0.3	0.3	-
Underlying loss ratio *	76.4	75.8	79.5	74.2	72.9	74.4	76.1	73.7
Expense ratio [(1)]	20.4	22.9	22.3	25.1	22.8	24.6	21.6	23.6
Combined ratio	98.4	100.2	102.6	101.1	98.9	99.8	99.3	99.3
Effect of catastrophe losses	(2.0)	(0.6)	(0.4)	(1.8)	(3.4)	(0.5)	(1.3)	(2.0)
Effect of prior year non-catastrophe reserve reestimates	0.4	(0.9)	(0.4)	-	0.2	(0.3)	(0.3)	-
Effect of amortization of purchased intangibles	-	(0.2)	(0.3)	(0.2)	-	(0.2)	(0.1)	(0.1)
Underlying combined ratio *	96.8	98.5	101.5	99.1	95.7	98.8	97.6	97.2
Encompass brand auto								
Net premiums written	$ 146	$ 120	$ 130	$ 143	$ 146	$ 118	$ 266	$ 264
Net premiums earned	$ 135	$ 134	$ 135	$ 133	$ 135	$ 134	$ 269	$ 269
Other revenue	-	1	1	-	1	1	1	2
Incurred losses	(87)	(91)	(99)	(83)	(82)	(85)	(178)	(167)
Expenses	(42)	(45)	(45)	(42)	(45)	(45)	(87)	(90)
Underwriting income (loss)	$ 6	$ (1)	$ (8)	$ 8	$ 9	$ 5	$ 5	$ 14
Loss ratio	64.5	67.9	73.3	62.4	60.7	63.4	66.2	62.1
Less: effect of catastrophe losses	2.2	2.2	(0.7)	1.5	3.0	0.8	2.2	1.9
effect of prior year non-catastrophe reserve reestimates	(6.6)	-	(5.3)	(0.7)	(0.8)	-	(3.4)	(0.4)
Underlying loss ratio *	68.9	65.7	79.3	61.6	58.5	62.6	67.4	60.6
Expense ratio [(1)]	31.1	32.8	32.6	31.6	32.6	32.9	31.9	32.7
Combined ratio	95.6	100.7	105.9	94.0	93.3	96.3	98.1	94.8
Effect of catastrophe losses	(2.2)	(2.2)	0.7	(1.5)	(3.0)	(0.8)	(2.2)	(1.9)
Effect of prior year non-catastrophe reserve reestimates	6.6	-	5.3	0.7	0.8	-	3.4	0.4
Underlying combined ratio *	100.0	98.5	111.9	93.2	91.1	95.5	99.3	93.3

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 2Q19 Supplement

20

The Allstate Corporation
Homeowners Profitability Measures by Brand

($ in millions)

	Three months ended						Six months ended	
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	June 30, 2019	June 30, 2018
Allstate brand homeowners								
Net premiums written	$ 2,076	$ 1,565	$ 1,777	$ 2,008	$ 1,949	$ 1,465	$ 3,641	$ 3,414
Net premiums earned	$ 1,832	$ 1,811	$ 1,787	$ 1,769	$ 1,742	$ 1,727	$ 3,643	$ 3,469
Other revenue	11	11	12	11	11	11	22	22
Incurred losses	(1,508)	(1,254)	(1,445)	(1,125)	(1,308)	(995)	(2,762)	(2,303)
Expenses	(414)	(426)	(449)	(438)	(408)	(406)	(840)	(814)
Underwriting (loss) income	$ (79)	$ 142	$ (95)	$ 217	$ 37	$ 337	$ 63	$ 374
Loss ratio	82.3	69.3	80.9	63.6	75.1	57.6	75.8	66.4
Less: effect of catastrophe losses	42.6	28.2	44.6	23.6	36.0	17.4	35.5	26.7
effect of prior year non-catastrophe reserve reestimates	(0.4)	0.3	(0.9)	(1.1)	(1.0)	-	(0.1)	(0.5)
Underlying loss ratio *	40.1	40.8	37.2	41.1	40.1	40.2	40.4	40.2
Expense ratio (1)	22.0	22.9	24.4	24.1	22.8	22.9	22.5	22.8
Combined ratio	104.3	92.2	105.3	87.7	97.9	80.5	98.3	89.2
Effect of catastrophe losses	(42.6)	(28.2)	(44.6)	(23.6)	(36.0)	(17.4)	(35.5)	(26.7)
Effect of prior year non-catastrophe reserve reestimates	0.4	(0.3)	0.9	1.1	1.0	-	0.1	0.5
Underlying combined ratio *	62.1	63.7	61.6	65.2	62.9	63.1	62.9	63.0
Esurance brand homeowners								
Net premiums written	$ 32	$ 25	$ 23	$ 30	$ 27	$ 21	$ 57	$ 48
Net premiums earned	$ 27	$ 25	$ 26	$ 22	$ 22	$ 20	$ 52	$ 42
Incurred losses	(31)	(15)	(16)	(20)	(28)	(11)	(46)	(39)
Expenses	(7)	(6)	(6)	(8)	(8)	(7)	(13)	(15)
Underwriting (loss) income	$ (11)	$ 4	$ 4	$ (6)	$ (14)	$ 2	$ (7)	$ (12)
Loss ratio	114.8	60.0	61.5	90.9	127.3	55.0	88.5	92.9
Less: effect of catastrophe losses	55.5	12.0	15.4	27.3	63.6	5.0	34.6	35.7
effect of prior year non-catastrophe reserve reestimates	-	(4.0)	3.8	-	-	(5.0)	(1.9)	(2.3)
Underlying loss ratio *	59.3	52.0	42.3	63.6	63.7	55.0	55.8	59.5
Expense ratio (1)	25.9	24.0	23.1	36.4	36.3	35.0	25.0	35.7
Combined ratio	140.7	84.0	84.6	127.3	163.6	90.0	113.5	128.6
Effect of catastrophe losses	(55.5)	(12.0)	(15.4)	(27.3)	(63.6)	(5.0)	(34.6)	(35.7)
Effect of prior year non-catastrophe reserve reestimates	-	4.0	(3.8)	-	-	5.0	1.9	2.3
Underlying combined ratio *	85.2	76.0	65.4	100.0	100.0	90.0	80.8	95.2
Encompass brand homeowners								
Net premiums written	$ 111	$ 86	$ 98	$ 106	$ 108	$ 86	$ 197	$ 194
Net premiums earned	$ 99	$ 99	$ 101	$ 100	$ 100	$ 101	$ 198	$ 201
Other revenue	1	-	-	1	1	-	1	1
Incurred losses	(66)	(72)	(58)	(70)	(75)	(65)	(138)	(140)
Expenses	(32)	(31)	(33)	(34)	(34)	(34)	(63)	(68)
Underwriting income (loss)	$ 2	$ (4)	$ 10	$ (3)	$ (8)	$ 2	$ (2)	$ (6)
Loss ratio	66.7	72.7	57.4	70.0	75.0	64.3	69.7	69.7
Less: effect of catastrophe losses	22.2	25.3	8.9	20.0	34.0	25.7	23.7	29.9
effect of prior year non-catastrophe reserve reestimates	-	4.0	2.0	-	-	(1.0)	2.0	(0.5)
Underlying loss ratio *	44.5	43.4	46.5	50.0	41.0	39.6	44.0	40.3
Expense ratio (1)	31.3	31.3	32.7	33.0	33.0	33.7	31.3	33.3
Combined ratio	98.0	104.0	90.1	103.0	108.0	98.0	101.0	103.0
Effect of catastrophe losses	(22.2)	(25.3)	(8.9)	(20.0)	(34.0)	(25.7)	(23.7)	(29.9)
Effect of prior year non-catastrophe reserve reestimates	-	(4.0)	(2.0)	-	-	1.0	(2.0)	0.5
Underlying combined ratio *	75.8	74.7	79.2	83.0	74.0	73.3	75.3	73.6

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 2Q19 Supplement

21

The Allstate Corporation Commercial Lines Profitability Measures (1)(2) ($ in millions) Three months ended Six months ended June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2019 2019 2018 2018 2018 2018 2019 2018 Net premiums written $ 236 $ 185 $ 177 $ 173 $ 172 $ 137 $ 421 $ 309 Net premiums earned $ 226 $ 183 $ 178 $ 176 $ 165 $ 136 $ 409 $ 301 Other revenue 2 1 1 2 1 2 3 3 Incurred losses (196) (139) (141) (184) (166) (107) (335) (273) Expenses (39) (38) (37) (36) (36) (37) (77) (73) Underwriting (loss) income $ (7) $ 7 $ 1 $ (42) $ (36) $ (6) $ - $ (42) Loss ratio 86.7 76.0 79.2 104.6 100.6 78.7 81.9 90.7 Expense ratio (3) 16.4 20.2 20.2 19.3 21.2 25.7 18.1 23.3 Combined ratio 103.1 96.2 99.4 123.9 121.8 104.4 100.0 114.0 Reconciliation of combined ratio to underlying combined ratio Combined ratio 103.1 96.2 99.4 123.9 121.8 104.4 100.0 114.0 Effect of catastrophe losses (1.8) (0.5) (5.1) (3.4) (2.4) (2.2) (1.2) (2.3) Effect of prior year non-catastrophe reserve reestimates (5.3) (2.8) (0.5) (23.9) (26.7) (15.4) (4.2) (21.5) Underlying combined ratio * 96.0 92.9 93.8 96.6 92.7 86.8 94.6 90.2 Effect of prior year reserve reestimates on combined ratio 5.7 2.2 0.5 23.9 27.3 14.7 4.2 21.5 Effect of catastrophe losses included in prior year reserve reestimates on combined ratio 0.4 (0.6) - - 0.6 (0.7) - - (1) Commercial lines are all Allstate brand products. (2) Includes an agreement with a transportation network company to provide commercial auto insurance coverage in select states that became effective March 1, 2018. Effective March 1, 2019, this coverage was expanded to 15 states from 4 states in 2018. Incurred losses are based on original pricing expectations given limited loss experience. (3) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 2Q19 Supplement 22

The Allstate Corporation
Discontinued Lines and Coverages Reserves

($ in millions)	Three months ended		Twelve months ended December 31,					
(net of reinsurance)	June 30, 2019	March 31, 2019	2018	2017	2016	2015	2014
Asbestos							
Beginning reserves	$ 847	$ 866	$ 884	$ 912	$ 960	$ 1,014	$ 1,017
Incurred claims and claims expense	-	-	44	61	67	39	87
Claims and claims expense paid	(21)	(19)	(62)	(89)	(115)	(93)	(90)
Ending reserves	$ 826	$ 847	$ 866	$ 884	$ 912	$ 960	$ 1,014
Claims and claims expense paid as a percent of ending reserves	2.5 %	2.2 %	7.2 %	10.1 %	12.6 %	9.7 %	8.9 %
Environmental							
Beginning reserves	$ 167	$ 170	$ 166	$ 179	$ 179	$ 203	$ 208
Incurred claims and claims expense	-	-	20	10	23	1	15
Claims and claims expense paid	(12)	(3)	(16)	(23)	(23)	(25)	(20)
Ending reserves	$ 155	$ 167	$ 170	$ 166	$ 179	$ 179	$ 203
Claims and claims expense paid as a percent of ending reserves	7.7 %	1.8 %	9.4 %	13.9 %	12.8 %	14.0 %	9.9 %
Other (1)							
Beginning reserves	$ 350	$ 355	$ 357	$ 354	$ 377	$ 395	$ 421
Incurred claims and claims expense	3	2	23	25	15	13	11
Claims and claims expense paid	(3)	(7)	(25)	(22)	(38)	(31)	(37)
Ending reserves	$ 350	$ 350	$ 355	$ 357	$ 354	$ 377	$ 395
Claims and claims expense paid as a percent of ending reserves	0.9 %	2.0 %	7.0 %	6.2 %	10.7 %	8.2 %	9.4 %
Total (2)							
Beginning reserves	$ 1,364	$ 1,391	$ 1,407	$ 1,445	$ 1,516	$ 1,612	$ 1,646
Incurred claims and claims expense	3	2	87	96	105	53	113
Claims and claims expense paid	(36)	(29)	(103)	(134)	(176)	(149)	(147)
Ending reserves	$ 1,331	$ 1,364	$ 1,391	$ 1,407	$ 1,445	$ 1,516	$ 1,612
Claims and claims expense paid as a percent of ending reserves	2.7 %	2.1 %	7.4 %	9.5 %	12.2 %	9.8 %	9.1 %

(1) Other includes other mass torts, workers' compensation, commercial and other.

(2) The 3-year survival ratio for the combined asbestos, environmental and other claims was 10.9, 10.1, 9.2, 9.2, 10.6 and 12.0 for the annualized six months of 2019 and twelve months ended 2018, 2017, 2016, 2015 and 2014, respectively, and is calculated by taking the ending reserves divided by net payments made during the year.

The Allstate Corporation 2Q19 Supplement

23

The Allstate Corporation Service Businesses Segment Results (1) ($ in millions) Three months ended Six months ended June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2019 2019 2018 2018 2018 2018 2019 2018 Service Businesses Net premiums written $ 350 $ 368 $ 489 $ 358 $ 297 $ 287 $ 718 $ 584 Net premiums earned $ 305 $ 295 $ 285 $ 275 $ 271 $ 267 $ 600 $ 538 Other revenue 48 47 34 16 16 16 95 32 Intersegment insurance premiums and service fees 33 33 33 31 29 29 66 58 Net investment income 10 9 9 7 6 5 19 11 Realized capital gains and losses 9 8 (5) - (2) (4) 17 (6) Claims and claims expense (86) (92) (78) (90) (89) (93) (178) (182) Amortization of deferred policy acquisition costs (134) (127) (122) (118) (113) (110) (261) (223) Operating costs and expenses (158) (151) (148) (124) (116) (117) (309) (233) Restructuring and related charges 1 - (3) - - (1) 1 (1) Amortization of purchased intangibles (31) (31) (33) (20) (20) (21) (62) (41) Impairment of purchased intangibles (55) - - - - - (55) - Income tax benefit 12 3 6 3 3 7 15 10 Net loss applicable to common shareholders $ (46) $ (6) $ (22) $ (20) $ (15) $ (22) $ (52) $ (37) Realized capital gains and losses, after-tax (6) (7) 4 1 1 3 (13) 4 Amortization of purchased intangibles, after-tax 25 24 26 16 16 16 49 32 Impairment of purchased intangibles, after-tax 43 - - - - - 43 - Tax Legislation expense - - - 4 - - - - Adjusted net income (loss) $ 16 $ 11 $ 8 $ 1 $ 2 $ (3) $ 27 $ (1) Allstate Dealer Services Net premiums written $ 120 $ 99 $ 105 $ 99 $ 103 $ 92 $ 219 $ 195 Total revenue (2) $ 114 $ 107 $ 105 $ 102 $ 100 $ 96 $ 221 $ 196 Claims and claims expense (12) (11) (10) (15) (14) (17) (23) (31) Other costs and expenses (3) (90) (88) (89) (85) (81) (78) (178) (159) Income tax (expense) benefit (3) (1) (1) - (2) 1 (4) (1) Net income applicable to common shareholders $ 9 $ 7 $ 5 $ 2 $ 3 $ 2 $ 16 $ 5 Realized capital gains and losses, after-tax (2) (1) - 1 1 1 (3) 2 Adjusted net income $ 7 $ 6 $ 5 $ 3 $ 4 $ 3 $ 13 $ 7 Arity Other revenue $ 1 $ - $ - $ - $ - $ - $ 1 $ - Intersegment service fees 24 24 24 22 21 21 48 42 Other costs and expenses (3) (26) (27) (26) (26) (25) (25) (53) (50) Income tax benefit - 1 1 - 1 1 1 2 Net loss applicable to common shareholders $ (1) $ (2) $ (1) $ (4) $ (3) $ (3) $ (3) $ (6) Adjusted net loss $ (1) $ (2) $ (1) $ (4) $ (3) $ (3) $ (3) $ (6) InfoArmor Other revenue $ 23 $ 24 $ 16 $ - $ - $ - $ 47 $ - Other costs and expenses (3)(4) (44) (38) (27) - - - (82) - Income tax benefit 5 3 2 - - - 8 - Net loss applicable to common shareholders $ (16) $ (11) $ (9) $ - $ - $ - $ (27) $ - Amortization of purchased intangibles, after-tax 10 10 10 - - - 20 - Adjusted net (loss) income $ (6) $ (1) $ 1 $ - $ - $ - $ (7) $ - Allstate Roadside Services Net premiums written $ 63 $ 63 $ 61 $ 65 $ 68 $ 65 $ 126 $ 133 Total revenue (2) $ 73 $ 73 $ 74 $ 77 $ 77 $ 74 $ 146 $ 151 Claims and claims expense (37) (38) (36) (38) (36) (35) (75) (71) Other costs and expenses (3) (40) (43) (47) (46) (46) (45) (83) (91) Income tax benefit 1 2 2 2 1 1 3 2 Net loss applicable to common shareholders $ (3) $ (6) $ (7) $ (5) $ (4) $ (5) $ (9) $ (9) Realized capital gains and losses, after-tax - - 1 - - - - - Adjusted net loss $ (3) $ (6) $ (6) $ (5) $ (4) $ (5) $ (9) $ (9) (1) Service Businesses results also include SquareTrade; results are on page 25. (2) Total revenue may include net premiums earned, intersegment insurance premiums and service fees, other revenue, net investment income and realized capital gains and losses. (3) Other costs and expenses may include amortization of deferred policy acquisition costs, operating costs and expenses, and restructuring and related charges. (4) Includes investments in growing the business and integration into Allstate. The Allstate Corporation 2Q19 Supplement 24

The Allstate Corporation SquareTrade Results As of or for the ($ in millions) As of or for the three months ended six months ended June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2019 2019 2018 2018 2018 2018 2019 2018 Net premiums written $ 167 $ 2 06 $ 323 $ 194 $ 126 $ 130 $ 373 $ 256 Net premiums earned $ 153 $ 145 $ 134 $ 125 $ 121 $ 123 $ 298 $ 244 Other revenue (1) 7 8 3 - - - 15 - Net investment income 4 4 4 2 2 1 8 3 Realized capital gains and losses 6 7 (4) 1 (1) (2) 13 (3) Claims and claims expense (37) (43) (32) (37) (39) (41) (80) (80) Amortization of deferred policy acquisition costs (56) (53) (50) (47) (45) (45) (109) (90) Other costs and expenses (48) (42) (47) (38) (32) (35) (90) (67) Amortization of purchased intangibles (18) (18) (20) (20) (20) (21) (36) (41) Impairment of purchased intangibles (55) - - - - - (55) - Income tax benefit (expense) 9 (2) 2 1 3 4 7 7 Net (loss) income applicable to common shareholders $ (35) $ 6 $ (10) $ (13) $ (11) $ (16) $ (29) $ (27) Realized capital gains and losses, after-tax (4) (6) 3 - - 2 (10) 2 Amortization of purchased intangibles, after-tax 15 14 16 16 16 16 29 32 Impairment of purchased intangibles, after-tax 43 - - - - - 43 - Tax Legislation expense - - - 4 - - - - Adjusted net income $ 19 $ 14 $ 9 $ 7 $ 5 $ 2 $ 33 $ 7 Fair value adjustments, after-tax (2) 2 1 2 2 2 2 3 4 Adjusted net income, excluding purchase accounting adjustments * $ 21 $ 1 5 $ 11 $ 9 $ 7 $ 4 $ 36 $ 11 Protection Plans in Force (in thousands) (3) 83,968 77,866 68,588 52,151 44,459 41,806 83,968 44,459 New Issued Protection Plans (in thousands) 9,754 13,500 22,110 11,120 5,319 5,564 23,254 10,883 (1) Other revenue relates to the acquisition of PlumChoice and iCracked Inc. (2) Purchase accounting adjustments made to record the acquired assets and liabilities at their fair value for unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers recorded as of the acquisition date are recognized over the life of the in force contracts or approximately three years. (3) Protection plan terms generally range between one and five years with an average term of three years. The Allstate Corporation 2Q19 Supplement 25

The Allstate Corporation
Allstate Life Segment Results and Other Statistics

($ in millions)	As of or for the three months ended						As of or for the six months ended	
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	June 30, 2019	June 30, 2018
Premiums	$ 157	$ 154	$ 158	$ 149	$ 149	$ 146	$ 311	$ 295
Contract charges	176	183	182	173	177	181	359	358
Other revenue [1]	33	27	35	30	28	26	60	54
Net investment income	125	127	125	128	130	122	252	252
Contract benefits	(216)	(214)	(216)	(193)	(195)	(205)	(430)	(400)
Interest credited to contractholder funds	(70)	(72)	(72)	(72)	(71)	(70)	(142)	(141)
Amortization of deferred policy acquisition costs	(27)	(26)	(24)	(36)	(31)	(31)	(53)	(62)
Operating costs and expenses	(91)	(91)	(104)	(88)	(86)	(83)	(182)	(169)
Restructuring and related charges	(1)	-	-	(1)	(2)	-	(1)	(2)
Income tax expense on operations	(18)	(15)	(15)	(15)	(19)	(15)	(33)	(34)
Adjusted net income	68	73	69	75	80	71	141	151
Realized capital gains and losses, after-tax	-	(4)	(4)	(3)	(2)	(2)	(4)	(4)
DAC and DSI amortization relating to realized capital gains and losses, after-tax	(1)	(2)	(2)	(1)	(3)	(2)	(3)	(5)
Tax Legislation expense	-	-	-	(16)	-	-	-	-
Net income applicable to common shareholders	$ 67	$ 67	$ 63	$ 55	$ 75	$ 67	$ 134	$ 142
Premiums and Contract Charges by Product								
Traditional life insurance premiums	$ 156	$ 154	$ 157	$ 149	$ 148	$ 146	$ 310	$ 294
Accident and health insurance premiums	1	-	1	-	1	-	1	1
Interest-sensitive life insurance contract charges	176	183	182	173	177	181	359	358
Total	$ 333	$ 337	$ 340	$ 322	$ 326	$ 327	$ 670	$ 653
Benefit spread								
Premiums	$ 157	$ 154	$ 158	$ 149	$ 149	$ 146	$ 311	$ 295
Cost of insurance contract charges	123	129	127	119	121	126	252	247
Contract benefits	(216)	(214)	(216)	(193)	(195)	(205)	(430)	(400)
Total benefit spread	$ 64	$ 69	$ 69	$ 75	$ 75	$ 67	$ 133	$ 142
Investment spread								
Net investment income	$ 125	$ 127	$ 125	$ 128	$ 130	$ 122	$ 252	$ 252
Interest credited to contractholder funds	(70)	(72)	(72)	(72)	(71)	(70)	(142)	(141)
Total investment spread	$ 55	$ 55	$ 53	$ 56	$ 59	$ 52	$ 110	$ 111
Proprietary Life Issued Policies [2]	33,105	28,425	46,421	35,454	37,021	30,479	61,530	67,500
Policies in Force (thousands) [3]								
Life insurance								
Allstate agencies	1,822	1,823	1,831	1,820	1,819	1,816	1,822	1,819
Closed channels	185	187	189	196	198	200	185	198
Accident and health insurance	2	2	2	2	2	2	2	2
Total	2,009	2,012	2,022	2,018	2,019	2,018	2,009	2,019

(1) Includes gross dealer concessions received in connection with Allstate exclusive agencies and exclusive financial specialist's sales of non-proprietary products, including mutual funds, fixed and variable annuities, disability insurance and long-term care insurance.
(2) Policies issued during the period.
(3) Reflect the number of contracts in force.

The Allstate Corporation 2Q19 Supplement
26

The Allstate Corporation
Allstate Life Return on Equity

($ in millions)

	Twelve months ended					
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Return on Equity						
Numerator:						
Net income applicable to common shareholders [1][2]	$ 252	$ 260	$ 260	$ 591	$ 611	$ 598
Denominator:						
Beginning equity	$ 2,587	$ 2,542	$ 2,618			
Ending equity [3]	2,744	2,657	2,474	$ 2,528	$ 2,587	$ 2,542
Average equity [4]	$ 2,666	$ 2,600	$ 2,546			
Return on equity	9.5 %	10.0 %	10.2 %	23.4 %	23.6 %	23.5 %
Adjusted Net Income Return on Adjusted Equity						
Numerator:						
Adjusted net income [1]	$ 285	$ 297	$ 295	$ 284	$ 285	$ 270
Denominator:						
Beginning equity	$ 2,587	$ 2,542	$ 2,618			
Less: Unrealized net capital gains and losses	89	142	234			
Goodwill	175	175	175			
Adjusted beginning equity	$ 2,323	$ 2,225	$ 2,209			
Ending equity	$ 2,744	$ 2,657	$ 2,474	$ 2,528	$ 2,587	$ 2,542
Less: Unrealized net capital gains and losses	271	168	52	75	89	142
Goodwill	175	175	175	175	175	175
Adjusted ending equity	$ 2,298	$ 2,314	$ 2,247	$ 2,278	$ 2,323	$ 2,225
Average adjusted equity [4]	$ 2,311	$ 2,270	$ 2,228			
Adjusted net income return on adjusted equity *	12.3 %	13.1 %	13.2 %	12.5 %	12.3 %	12.1 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.

(2) Includes a $16 million Tax Legislation expense for the periods ended June 30, 2019, March 31, 2019 and December 31, 2018, a $322 million benefit for the period ended September 30, 2018, and a $338 million benefit for all other periods presented.

(3) For the periods ended September 30, 2018, June 30, 2018 and March 31, 2018, ending equity has been used due to the changes in reportable segments that were effective October 2017.

(4) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 2Q19 Supplement

27

The Allstate Corporation
Allstate Benefits Segment Results and Other Statistics

($ in millions)

	As of or for the three months ended						As of or for the six months ended	
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	June 30, 2019	June 30, 2018
Premiums	$ 256	$ 259	$ 253	$ 259	$ 254	$ 258	$ 515	$ 512
Contract charges	28	29	28	26	29	28	57	57
Net investment income	21	19	20	19	19	19	40	38
Contract benefits	(143)	(145)	(144)	(159)	(143)	(149)	(288)	(292)
Interest credited to contractholder funds	(8)	(9)	(10)	(8)	(9)	(8)	(17)	(17)
Amortization of deferred policy acquisition costs	(35)	(43)	(43)	(26)	(36)	(41)	(78)	(77)
Operating costs and expenses	(71)	(71)	(71)	(68)	(69)	(70)	(142)	(139)
Income tax expense on operations	(11)	(8)	(7)	(10)	(9)	(8)	(19)	(17)
Adjusted net income	37	31	26	33	36	29	68	65
Realized capital gains and losses, after-tax	2	3	(7)	2	-	(2)	5	(2)
DAC and DSI amortization relating to realized capital gains and losses, after-tax	-	-	1	-	-	-	-	-
Net income applicable to common shareholders	$ 39	$ 34	$ 20	$ 35	$ 36	$ 27	$ 73	$ 63
Benefit ratio [(1)]	50.4	50.3	51.2	55.8	50.5	52.1	50.3	51.3
Operating expense ratio [(2)]	25.0	24.7	25.3	23.9	24.4	24.5	24.8	24.4
Premiums and Contract Charges by Product								
Life	$ 38	$ 38	$ 40	$ 39	$ 38	$ 38	$ 76	$ 76
Accident	74	76	73	75	75	74	150	149
Critical illness	120	122	117	119	119	121	242	240
Short-term disability	27	26	27	27	27	27	53	54
Other health	25	26	24	25	24	26	51	50
Total	$ 284	$ 288	$ 281	$ 285	$ 283	$ 286	$ 572	$ 569
New Annualized Premium Sales by Product [(3)]								
Life	$ 9	$ 8	$ 16	$ 10	$ 11	$ 8	$ 17	$ 19
Accident	20	21	49	22	20	21	41	41
Critical illness	22	24	63	22	23	25	46	48
Short-term disability	9	8	13	9	7	10	17	17
Other health	13	11	28	10	10	12	24	22
Total	$ 73	$ 72	$ 169	$ 73	$ 71	$ 76	$ 145	$ 147
Annualized Premium In Force [(4)]	$ 1,249	$ 1,251	$ 1,225	$ 1,234	$ 1,245	$ 1,237	$ 1,249	$ 1,245

(1) Benefit ratio is contract benefits divided by premiums and contract charges.
(2) Operating expense ratio is operating costs and expenses divided by premiums and contract charges.
(3) New annualized premium sales reflects annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts). A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.
(4) Premium amount paid annually for all active policies, which have not been cancelled.

The Allstate Corporation 2Q19 Supplement

28

The Allstate Corporation
Allstate Benefits Return on Equity

($ in millions)

	Twelve months ended					
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Return on Equity						
Numerator:						
Net income applicable to common shareholders (1)(2)	$ 128	$ 125	$ 118	$ 172	$ 167	$ 158
Denominator:						
Beginning equity	$ 848	$ 824	$ 821			
Ending equity (3)	969	906	842	$ 883	$ 848	$ 824
Average equity (4)	$ 909	$ 865	$ 832			
Return on equity	14.1 %	14.5 %	14.2 %	19.5 %	19.7 %	19.2 %
Adjusted Net Income Return on Adjusted Equity						
Numerator:						
Adjusted net income (1)	$ 127	$ 126	$ 124	$ 119	$ 115	$ 106
Denominator:						
Beginning equity	$ 848	$ 824	$ 821			
Less: Unrealized net capital gains and losses	(4)	8	57			
Goodwill	96	96	96			
Adjusted beginning equity	$ 756	$ 720	$ 668			
Ending equity	$ 969	$ 906	$ 842	$ 883	$ 848	$ 824
Less: Unrealized net capital gains and losses	44	21	(10)	(4)	(4)	8
Goodwill	96	96	96	96	96	96
Adjusted ending equity	$ 829	$ 789	$ 756	$ 791	$ 756	$ 720
Average adjusted equity (4)	$ 793	$ 755	$ 712			
Adjusted net income return on adjusted equity *	16.0 %	16.7 %	17.4 %	15.0 %	15.2 %	14.7 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.

(2) Includes a $54 million Tax Legislation benefit for the periods ended September 30, 2018, June 30, 2018 and March 31, 2018.

(3) For the periods ended September 30, 2018, June 30, 2018 and March 31, 2018, ending equity has been used due to the changes in reportable segments that were effective October 2017.

(4) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 2Q19 Supplement 29

The Allstate Corporation
Allstate Annuities Segment Results and Other Statistics

($ in millions)

	As of or for the three months ended						As of or for the six months ended	
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	June 30, 2019	June 30, 2018
Contract charges	$ 4	$ 3	$ 4	$ 5	$ 3	$ 3	$ 7	$ 6
Net investment income [1]	296	190	253	260	293	290	486	583
Periodic settlements and accruals on non-hedge derivative instruments	1	-	-	-	-	-	1	-
Contract benefits	(152)	(138)	(128)	(146)	(145)	(150)	(290)	(295)
Interest credited to contractholder funds	(75)	(78)	(80)	(83)	(87)	(87)	(153)	(174)
Amortization of deferred policy acquisition costs	(1)	(2)	(2)	(2)	(2)	(1)	(3)	(3)
Operating costs and expenses	(8)	(7)	(6)	(7)	(9)	(9)	(15)	(18)
Income tax (expense) benefit on operations	(13)	7	(9)	(7)	(9)	(11)	(6)	(20)
Adjusted net income (loss)	52	(25)	32	20	44	35	27	79
Realized capital gains and losses, after-tax	37	124	(153)	40	5	(23)	161	(18)
Valuation changes on embedded derivatives not hedged, after-tax	(2)	(3)	(2)	1	-	4	(5)	4
Gain on disposition of operations, after-tax	1	1	1	1	1	1	2	2
Tax Legislation benefit	-	-	-	69	-	-	-	-
Net income (loss) applicable to common shareholders	$ 88	$ 97	$ (122)	$ 131	$ 50	$ 17	$ 185	$ 67
Benefit spread								
Cost of insurance contract charges	$ 2	$ 2	$ 3	$ 3	$ 1	$ 2	$ 4	$ 3
Contract benefits excluding the implied interest on immediate annuities with life contingencies	(33)	(17)	(6)	(23)	(22)	(26)	(50)	(48)
Total benefit spread	$ (31)	$ (15)	$ (3)	$ (20)	$ (21)	$ (24)	$ (46)	$ (45)
Investment spread								
Net investment income	$ 296	$ 190	$ 253	$ 260	$ 293	$ 290	$ 486	$ 583
Implied interest on immediate annuities with life contingencies	(119)	(121)	(122)	(123)	(123)	(124)	(240)	(247)
Interest credited to contractholder funds excluding valuation changes on embedded derivatives not hedged	(78)	(81)	(83)	(83)	(85)	(83)	(159)	(168)
Total investment spread	$ 99	$ (12)	$ 48	$ 54	$ 85	$ 83	$ 87	$ 168
[1] Performance-based net investment income, a component of net investment income	$ 106	$ 1	$ 64	$ 72	$ 92	$ 97	$ 107	$ 189

The Allstate Corporation 2Q19 Supplement

30

The Allstate Corporation
Allstate Annuities Return on Equity

($ in millions)

	Twelve months ended					
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Return on Equity						
Numerator:						
Net income applicable to common shareholders [1][2]	$ 194	$ 156	$ 76	$ 461	$ 396	$ 407
Denominator:						
Beginning equity	$ 5,029	$ 5,009	$ 4,950			
Ending equity [3]	5,437	5,278	4,949	$ 5,119	$ 5,029	$ 5,009
Average equity [4]	$ 5,233	$ 5,144	$ 4,950			
Return on equity	3.7 %	3.0 %	1.5 %	9.0 %	7.9 %	8.1 %
Adjusted Net Income Return on Adjusted Equity						
Numerator:						
Adjusted net income [1]	$ 79	$ 71	$ 131	$ 155	$ 190	$ 211
Denominator:						
Beginning equity	$ 5,029	$ 5,009	$ 4,950			
Less: Unrealized net capital gains and losses	272	279	607			
Adjusted beginning equity	$ 4,757	$ 4,730	$ 4,343			
Ending equity	$ 5,437	$ 5,278	$ 4,949	$ 5,119	$ 5,029	$ 5,009
Less: Unrealized net capital gains and losses	502	428	193	241	272	279
Adjusted ending equity	$ 4,935	$ 4,850	$ 4,756	$ 4,878	$ 4,757	$ 4,730
Average adjusted equity [4]	$ 4,846	$ 4,790	$ 4,550			
Adjusted net income return on adjusted equity *	1.6 %	1.5 %	2.9 %	3.2 %	4.0 %	4.5 %
Adjusted net income return on adjusted equity by product:						
Deferred annuities	13.2 %	11.7 %	10.7 %	10.4 %	11.3 %	10.6 %
Immediate annuities	0.5 %	0.4 %	1.9 %	2.4 %	3.2 %	3.7 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.

(2) Includes a $69 million Tax Legislation benefit for the periods ended June 30, 2019, March 31, 2019 and December 31, 2018, a $251 million benefit for the period ended September 30, 2018, and a $182 million benefit for all other periods presented.

(3) For the periods ended September 30, 2018, June 30, 2018 and March 31, 2018, ending equity has been used due to the changes in reportable segments that were effective October 2017.

(4) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 2Q19 Supplement 31

The Allstate Corporation Corporate and Other Segment Results ($ in millions) Three months ended Six months ended June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2019 2019 2018 2018 2018 2018 2019 2018 Net investment income $ 19 $ 12 $ 15 $ 20 $ 23 $ 13 $ 31 $ 36 Operating costs and expenses (24) (21) (24) (28) (11) (8) (45) (19) Interest expense (82) (83) (81) (82) (86) (83) (165) (169) Income tax benefit on operations 19 20 18 21 18 17 39 35 Preferred stock dividends (30) (31) (43) (37) (39) (29) (61) (68) Adjusted net loss (98) (103) (115) (106) (95) (90) (201) (185) Realized capital gains and losses, after-tax 7 1 (20) - (9) (1) 8 (10) Pension and other postretirement remeasurement gains and losses, after-tax (99) (11) (395) 30 6 (11) (110) (5) Business combination expenses, after-tax - - (7) - - - - - Tax Legislation expense - - - (15) - - - - Net loss applicable to common shareholders $ (190) $ (113) $ (537) $ (91) $ (98) $ (102) $ (303) $ (200) The Allstate Corporation 2Q19 Supplement 32

The Allstate Corporation
Investment Position

($ in millions)	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Consolidated Investments						
Fixed income securities, at fair value:						
Tax-exempt	$ 6,891	$ 7,132	$ 7,000	$ 7,252	$ 7,396	$ 6,310
Taxable	51,593	51,070	50,170	50,411	49,495	50,364
Equity securities [1]	7,906	5,802	5,036	6,965	6,888	6,986
Mortgage loans	4,687	4,681	4,670	4,592	4,535	4,679
Limited partnership interests [2]	7,818	7,493	7,505	7,602	7,679	7,434
Short-term, at fair value	3,740	4,157	3,027	3,071	3,123	3,424
Other	3,856	3,786	3,852	4,075	4,125	4,092
Total	$ 86,491	$ 84,121	$ 81,260	$ 83,968	$ 83,241	$ 83,289
Fixed income securities, at amortized cost:						
Tax-exempt	$ 6,652	$ 6,980	$ 6,994	$ 7,340	$ 7,438	$ 6,379
Taxable	49,356	49,851	50,140	50,278	49,312	49,830
Ratio of fair value to amortized cost	104.4 %	102.4 %	100.1 %	100.1 %	100.2 %	100.8 %
Short-term, at amortized cost	$ 3,740	$ 4,157	$ 3,027	$ 3,071	$ 3,123	$ 3,424
Limited partnership interests - approximate cumulative pre-tax appreciation	$ 1,410	$ 1,231	$ 1,236	$ 1,308	$ 1,366	$ 1,347

June 30, 2019 - By Segment

	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Fixed income securities, at fair value:							
Tax-exempt	$ 6,569	$ 34	$ -	$ -	$ 73	$ 215	$ 6,891
Taxable	25,411	1,043	7,682	1,302	14,363	1,792	51,593
Equity securities	5,805	228	102	109	1,339	323	7,906
Mortgage loans	359	-	1,933	205	2,190	-	4,687
Limited partnership interests	4,558	-	-	-	3,260	-	7,818
Short-term, at fair value	1,962	103	330	29	899	417	3,740
Other	1,589	-	1,322	304	641	-	3,856
Total	$ 46,253	$ 1,408	$ 11,369	$ 1,949	$ 22,765	$ 2,747	$ 86,491
Fixed income securities, at amortized cost:							
Tax-exempt	$ 6,342	$ 34	$ -	$ -	$ 70	$ 206	$ 6,652
Taxable	24,643	1,008	7,152	1,245	13,547	1,761	49,356
Ratio of fair value to amortized cost	103.2 %	103.4 %	107.4 %	104.6 %	106.0 %	102.0 %	104.4 %
Short-term, at amortized cost	$ 1,962	$ 103	$ 330	$ 29	$ 899	$ 417	$ 3,740
Fixed income securities portfolio duration (in years) [3]	5.11	4.54	5.96	4.85	4.46	2.36	4.95

(1) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(2) As of June 30, 2019, we have commitments to invest in additional limited partnership interests totaling $2.89 billion.
(3) Duration measures the price sensitivity of assets and liabilities to changes in interest rates.

The Allstate Corporation 2Q19 Supplement

33

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax)

($ in millions)

	Three months ended						Six months ended	
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	June 30, 2019	June 30, 2018
Net Investment Income								
Fixed income securities	$ 543	$ 538	$ 533	$ 527	$ 509	$ 508	$ 1,081	$ 1,017
Equity securities	68	30	40	35	61	34	98	95
Mortgage loans	54	53	54	52	60	51	107	111
Limited partnership interests ("LP") (1)	254	9	142	210	173	180	263	353
Short-term	26	26	23	19	19	12	52	31
Other	67	63	67	71	68	66	130	134
Investment income, before expense	1,012	719	859	914	890	851	1,731	1,741
Less: Investment expense (2)	(70)	(71)	(73)	(70)	(66)	(65)	(141)	(131)
Net investment income	$ 942	$ 648	$ 786	$ 844	$ 824	$ 786	$ 1,590	$ 1,610
Interest-bearing investments (3)	$ 672	$ 664	$ 659	$ 650	$ 639	$ 622	$ 1,336	$ 1,261
Equity securities	68	30	40	35	61	34	98	95
LP and other alternative investments (4)	272	25	160	229	190	195	297	385
Investment income, before expense	$ 1,012	$ 719	$ 859	$ 914	$ 890	$ 851	$ 1,731	$ 1,741
Pre-Tax Yields (5)								
Fixed income securities	3.8 %	3.8 %	3.7 %	3.7 %	3.6 %	3.6 %	3.8 %	3.6 %
Equity securities	4.7	2.6	3.2	2.3	4.1	2.5	3.7	3.3
Mortgage loans	4.6	4.6	4.6	4.6	5.2	4.4	4.6	4.8
Limited partnership interests	13.3	0.5	7.5	11.0	9.2	10.1	6.9	9.7
Total portfolio	4.8	3.4	4.1	4.4	4.3	4.1	4.1	4.2
Interest-bearing investments	4.0	3.9	3.9	3.8	3.8	3.7	3.9	3.7
Realized Capital Gains and Losses (Pre-tax) by Transaction Type								
Impairment write-downs	$ (15)	$ (14)	$ (4)	$ (5)	$ (4)	$ (1)	$ (29)	$ (5)
Sales	117	95	(76)	(22)	(75)	(42)	212	(117)
Valuation of equity investments	200	627	(840)	198	34	(83)	827	(49)
Valuation and settlements of derivative instruments	22	(46)	26	5	20	(8)	(24)	12
Total	$ 324	$ 662	$ (894)	$ 176	$ (25)	$ (134)	$ 986	$ (159)
Total Return on Investment Portfolio (6)								
Net investment income	1.1 %	0.8 %	0.9 %	1.0 %	1.0 %	0.9 %	1.9 %	1.9 %
Valuation-interest bearing	1.5	1.7	(0.1)	(0.1)	(0.5)	(1.3)	3.2	(1.8)
Valuation-equity owned	0.2	0.8	(1.0)	0.2	-	(0.1)	1.0	(0.1)
Total	2.8 %	3.3 %	(0.2) %	1.1 %	0.5 %	(0.5) %	6.1 %	- %
Average Investment Balances (in billions) (7)	$ 82.2	$ 81.2	$ 81.7	$ 82.4	$ 81.9	$ 81.0	$ 81.7	$ 81.3

(1) Income from equity method of accounting LP is generally recognized on a three-month delay due to the availability of the related financial statements from investees.

(2) Includes $20 million and $18 million of investee level expenses (depreciation and asset level operating expenses) for the three months ended June 30, 2019 and 2018, respectively, and $11 million and $7 million of securities lending expenses (portion of reinvestment income on securities lending collateral paid to counterparties) for the three months ended June 30, 2019 and 2018, respectively.

(3) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments, including bank and agent loans, and derivatives.

(4) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.

(5) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

(6) Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, bank loans and agent loans divided by the average fair value balances.

(7) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses on fixed income securities are excluded and equity securities investment balances are at cost.

The Allstate Corporation 2Q19 Supplement

34

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) by Segment

($ in millions)

	Three months ended June 30, 2019						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Net Investment Income							
Fixed income securities	$ 265	$ 8	$ 86	$ 12	$ 157	$ 15	$ 543
Equity securities	49	2	1	1	13	2	68
Mortgage loans	4	-	21	3	26	-	54
Limited partnership interests ("LP")	152	-	-	-	102	-	254
Short-term	16	-	2	1	5	2	26
Other	27	-	20	4	14	2	67
Investment income, before expense	513	10	130	21	317	21	1,012
Less: Investment expense	(42)	-	(5)	-	(21)	(2)	(70)
Net investment income	$ 471	$ 10	$ 125	$ 21	$ 296	$ 19	$ 942
Net investment income, after-tax	$ 379	$ 8	$ 100	$ 16	$ 235	$ 15	$ 753
Interest-bearing investments [1]	$ 301	$ 8	$ 129	$ 20	$ 195	$ 19	$ 672
Equity securities	49	2	1	1	13	2	68
LP and other alternative investments [2]	163	-	-	-	109	-	272
Investment income, before expense	$ 513	$ 10	$ 130	$ 21	$ 317	$ 21	$ 1,012
Pre-Tax Yields [3]							
Fixed income securities	3.4 %	3.1 %	4.8 %	4.2 %	4.6 %	3.0 %	3.8 %
Equity securities	4.7	4.0	3.7	3.6	5.2	4.8	4.7
Mortgage loans	4.4	-	4.5	4.4	4.7	-	4.6
Limited partnership interests	13.8	-	-	-	12.6	-	13.3
Total portfolio	4.5	3.2	4.8	4.4	5.7	3.1	4.8
Interest-bearing investments	3.4	3.0	4.8	4.5	4.6	3.0	4.0
Realized Capital Gains and Losses (Pre-tax) by transaction type							
Impairment write-downs	$ (10)	$ -	$ -	$ -	$ (5)	$ -	$ (15)
Sales	107	2	(3)	(1)	10	2	117
Valuation of equity investments	141	7	4	3	39	6	200
Valuation and settlements of derivative instruments	18	-	-	-	4	-	22
Total	$ 256	$ 9	$ 1	$ 2	$ 48	$ 8	$ 324

(1) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.

(2) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.

(3) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

The Allstate Corporation 2Q19 Supplement

35

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) by Segment

($ in millions)

	Six months ended June 30, 2019						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Net Investment Income							
Fixed income securities	$ 524	$ 15	$ 176	$ 25	$ 315	$ 26	$ 1,081
Equity securities	72	3	1	1	19	2	98
Mortgage loans	8	-	43	5	51	-	107
Limited partnership interests ("LP")	158	-	-	-	105	-	263
Short-term	31	1	4	1	11	4	52
Other	53	-	39	9	26	3	130
Investment income, before expense	846	19	263	41	527	35	1,731
Less: Investment expense	(84)	-	(11)	(1)	(41)	(4)	(141)
Net investment income	$ 762	$ 19	$ 252	$ 40	$ 486	$ 31	$ 1,590
Net investment income, after-tax	$ 620	$ 15	$ 204	$ 31	$ 385	$ 25	$ 1,280
Interest-bearing investments [1]	$ 594	$ 16	$ 262	$ 40	$ 391	$ 33	$ 1,336
Equity securities	72	3	1	1	19	2	98
LP and other alternative investments [2]	180	-	-	-	117	-	297
Investment income, before expense	$ 846	$ 19	$ 263	$ 41	$ 527	$ 35	$ 1,731
Pre-Tax Yields [3]							
Fixed income securities	3.3 %	3.0 %	4.9 %	4.1 %	4.6 %	3.0 %	3.8 %
Equity securities	3.8	3.5	3.1	2.5	3.5	3.4	3.7
Mortgage loans	4.5	-	4.5	4.4	4.6	-	4.6
Limited partnership interests	7.3	-	-	-	6.5	-	6.9
Total portfolio	3.7	3.0	4.9	4.4	4.7	3.1	4.1
Interest-bearing investments	3.4	3.0	4.9	4.5	4.6	3.1	3.9
Realized Capital Gains and Losses (Pre-tax) by transaction type							
Impairment write-downs	$ (17)	$ -	$ -	$ -	$ (12)	$ -	$ (29)
Sales	208	2	(11)	(3)	14	2	212
Valuation of equity investments	594	15	7	9	194	8	827
Valuation and settlements of derivative instruments	(32)	-	-	-	8	-	(24)
Total	$ 753	$ 17	$ (4)	$ 6	$ 204	$ 10	$ 986

(1) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.

(2) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.

(3) Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

The Allstate Corporation 2Q19 Supplement

36

The Allstate Corporation
Investment Position and Results by Strategy and Segment

($ in millions)

	As of or for the three months ended June 30, 2019							As of or for the three months ended June 30, 2018
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total	Total
Market-based [1]								
Investment Position								
Interest-bearing investments	$ 35,113	$ 1,179	$ 11,267	$ 1,840	$ 17,870	$ 2,425	$ 69,694	$ 67,733
Equity securities [2]	5,654	229	102	109	1,262	322	7,678	6,670
LP and other alternative investments [3]	740	-	-	-	133	-	873	930
Total	$ 41,507	$ 1,408	$ 11,369	$ 1,949	$ 19,265	$ 2,747	$ 78,245	$ 75,333
Investment income								
Interest-bearing investments	$ 298	$ 8	$ 129	$ 20	$ 194	$ 19	$ 668	$ 638
Equity securities	45	2	1	1	11	2	62	59
LP and other alternative investments	3	-	-	-	-	-	3	-
Investment income, before expense	346	10	130	21	205	21	733	697
Investee level expenses [4]	(2)	-	-	-	-	-	(2)	(1)
Income for yield calculation	$ 344	$ 10	$ 130	$ 21	$ 205	$ 21	$ 731	$ 696
Market-based pre-tax yield	3.5 %	3.2 %	4.8 %	4.4 %	4.5 %	3.1 %	3.9 %	3.8 %
Realized capital gains and losses (pre-tax) by transaction type								
Impairment write-downs	$ (9)	$ -	$ -	$ -	$ (4)	$ -	$ (13)	$ (3)
Sales	76	2	(3)	(1)	10	2	86	(74)
Valuation of equity investments	141	7	4	3	37	6	198	15
Valuation and settlements of derivative instruments	15	-	-	-	1	-	16	1
Total	$ 223	$ 9	$ 1	$ 2	$ 44	$ 8	$ 287	$ (61)
Performance-based [5]								
Investment Position								
Interest-bearing investments	$ 113	$ -	$ -	$ -	$ 26	$ -	$ 139	$ 112
Equity securities	151	-	-	-	77	-	228	218
LP and other alternative investments	4,482	-	-	-	3,397	-	7,879	7,578
Total	$ 4,746	$ -	$ -	$ -	$ 3,500	$ -	$ 8,246	$ 7,908
Investment income								
Interest-bearing investments	$ 3	$ -	$ -	$ -	$ 1	$ -	$ 4	$ 1
Equity securities	4	-	-	-	2	-	6	2
LP and other alternative investments	160	-	-	-	109	-	269	190
Investment income, before expense	167	-	-	-	112	-	279	193
Investee level expenses	(12)	-	-	-	(6)	-	(18)	(17)
Income for yield calculation	$ 155	$ -	$ -	$ -	$ 106	$ -	$ 261	$ 176
Performance-based pre-tax yield	13.6 %	n/a	n/a	n/a	12.1 %	n/a	12.9 %	9.0 %
Realized capital gains and losses (pre-tax) by transaction type								
Impairment write-downs	$ (1)	$ -	$ -	$ -	$ (1)	$ -	$ (2)	$ (1)
Sales	31	-	-	-	-	-	31	(1)
Valuation of equity investments	-	-	-	-	2	-	2	19
Valuation and settlements of derivative instruments	3	-	-	-	3	-	6	19
Total	$ 33	$ -	$ -	$ -	$ 4	$ -	$ 37	$ 36

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.
(2) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(3) Market-based investments include publicly traded equity securities classified as limited partnerships.
(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.
(5) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 2Q19 Supplement

37

The Allstate Corporation
Investment Position and Results by Strategy and Segment

($ in millions)

	As of or for the six months ended June 30, 2019							As of or for the six months ended June 30, 2018
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total	Total
Market-based [1] Investment Position								
Interest-bearing investments	$ 35,113	$ 1,179	$ 11,267	$ 1,840	$ 17,870	$ 2,425	$ 69,694	$ 67,733
Equity securities [2]	5,654	229	102	109	1,262	322	7,678	6,670
LP and other alternative investments [3]	740	-	-	-	133	-	873	930
Total	$ 41,507	$ 1,408	$ 11,369	$ 1,949	$ 19,265	$ 2,747	$ 78,245	$ 75,333
Investment income								
Interest-bearing investments	$ 590	$ 16	$ 262	$ 40	$ 390	$ 33	$ 1,331	$ 1,257
Equity securities	68	3	1	1	17	2	92	93
LP and other alternative investments	5	-	-	-	-	-	5	1
Investment income, before expense	663	19	263	41	407	35	1,428	1,351
Investee level expenses [4]	(4)	-	-	-	-	-	(4)	(3)
Income for yield calculation	$ 659	$ 19	$ 263	$ 41	$ 407	$ 35	$ 1,424	$ 1,348
Market-based pre-tax yield	3.4 %	3.0 %	4.9 %	4.4 %	4.5 %	3.1 %	3.9 %	3.7 %
Realized capital gains and losses (pre-tax) by transaction type								
Impairment write-downs	$ (16)	$ -	$ -	$ -	$ (10)	$ -	$ (26)	$ (4)
Sales	148	2	(11)	(3)	14	2	152	(116)
Valuation of equity investments	582	15	7	9	179	8	800	(68)
Valuation and settlements of derivative instruments	(38)	-	-	-	4	-	(34)	1
Total	$ 676	$ 17	$ (4)	$ 6	$ 187	$ 10	$ 892	$ (187)
Performance-based [5] Investment Position								
Interest-bearing investments	$ 113	$ -	$ -	$ -	$ 26	$ -	$ 139	$ 112
Equity securities	151	-	-	-	77	-	228	218
LP and other alternative investments	4,482	-	-	-	3,397	-	7,879	7,578
Total	$ 4,746	$ -	$ -	$ -	$ 3,500	$ -	$ 8,246	$ 7,908
Investment income								
Interest-bearing investments	$ 4	$ -	$ -	$ -	$ 1	$ -	$ 5	$ 4
Equity securities	4	-	-	-	2	-	6	2
LP and other alternative investments	175	-	-	-	117	-	292	384
Investment income, before expense	183	-	-	-	120	-	303	390
Investee level expenses	(23)	-	-	-	(13)	-	(36)	(33)
Income for yield calculation	$ 160	$ -	$ -	$ -	$ 107	$ -	$ 267	$ 357
Performance-based pre-tax yield	7.0 %	n/a	n/a	n/a	6.2 %	n/a	6.6 %	9.5 %
Realized capital gains and losses (pre-tax) by transaction type								
Impairment write-downs	$ (1)	$ -	$ -	$ -	$ (2)	$ -	$ (3)	$ (1)
Sales	60	-	-	-	-	-	60	(1)
Valuation of equity investments	12	-	-	-	15	-	27	19
Valuation and settlements of derivative instruments	6	-	-	-	4	-	10	11
Total	$ 77	$ -	$ -	$ -	$ 17	$ -	$ 94	$ 28

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.
(2) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(3) Market-based investments include publicly traded equity securities classified as limited partnerships.
(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.
(5) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 2Q19 Supplement

38

The Allstate Corporation
Performance-Based ("PB") Investments

($ in millions)

	As of or for the three months ended						As of or for the six months ended	
	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	June 30, 2019	June 30, 2018
Investment position								
Limited partnerships								
Private equity	$ 5,952	$ 5,786	$ 5,724	$ 5,712	$ 5,585	$ 5,437	$ 5,952	$ 5,585
Real estate	1,033	984	1,134	1,170	1,207	1,212	1,033	1,207
PB - limited partnerships	6,985	6,770	6,858	6,882	6,792	6,649	6,985	6,792
Non-LP								
Private equity	355	331	343	327	300	249	355	300
Real estate	906	808	836	829	816	811	906	816
PB - non-LP	1,261	1,139	1,179	1,156	1,116	1,060	1,261	1,116
Total								
Private equity	6,307	6,117	6,067	6,039	5,885	5,686	6,307	5,885
Real estate	1,939	1,792	1,970	1,999	2,023	2,023	1,939	2,023
Total PB	$ 8,246	$ 7,909	$ 8,037	$ 8,038	$ 7,908	$ 7,709	$ 8,246	$ 7,908
Investment income								
Limited partnerships								
Private equity	$ 216	$ (5)	$ 130	$ 123	$ 152	$ 177	$ 211	$ 329
Real estate	38	12	12	87	21	3	50	24
PB - limited partnerships	254	7	142	210	173	180	261	353
Non-LP								
Private equity	10	3	2	1	4	2	13	6
Real estate	15	14	17	18	16	15	29	31
PB - non-LP	25	17	19	19	20	17	42	37
Total								
Private equity	226	(2)	132	124	156	179	224	335
Real estate	53	26	29	105	37	18	79	55
Total PB	$ 279	$ 24	$ 161	$ 229	$ 193	$ 197	$ 303	$ 390
Investee level expenses	$ (18)	$ (18)	$ (16)	$ (15)	$ (17)	$ (16)	$ (36)	$ (33)
Realized capital gains and losses								
Limited partnerships								
Private equity	$ (3)	$ (3)	$ (3)	$ 1	$ (1)	$ -	$ (6)	$ (1)
Real estate	1	-	-	(2)	-	-	1	-
PB - limited partnerships	(2)	(3)	(3)	(1)	(1)	-	(5)	(1)
Non-LP								
Private equity	8	28	18	13	34	(8)	36	26
Real estate	31	32	13	1	3	-	63	3
PB - non-LP	39	60	31	14	37	(8)	99	29
Total								
Private equity	5	25	15	14	33	(8)	30	25
Real estate	32	32	13	(1)	3	-	64	3
Total PB	$ 37	$ 57	$ 28	$ 13	$ 36	$ (8)	$ 94	$ 28
Pre-Tax Yield	12.9 %	0.3 %	7.2 %	10.8 %	9.0 %	9.9 %	6.6 %	9.5 %
Internal Rate of Return (1)								
10 Year	12.1 %	11.4 %	10.0 %	9.3 %	9.1 %	9.0 %		
5 Year	11.4 %	11.2 %	12.3 %	13.0 %	13.1 %	13.0 %		

(1) The internal rate of return ("IRR") is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments.

The Allstate Corporation 2Q19 Supplement

39

Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income is net income applicable to common shareholders, excluding: • realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in adjusted net income, • pension and other postretirement remeasurement gains and losses, after-tax, • valuation changes on embedded derivatives not hedged, after-tax, • amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives not hedged, after-tax, • business combination expenses and the amortization or impairment of purchased intangibles, after-tax, • gain (loss) on disposition of operations, after-tax, and • adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. Net income applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial service business that may be obscured by the net effect of realized capital gains and losses, pension and other postretirement remeasurement gains and losses, valuation changes on embedded derivatives not hedged, business combination expenses and the amortization or impairment of purchased intangibles, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, pension and other postretirement remeasurement gains and losses, valuation changes on embedded derivatives not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, adjusted net income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in adjusted net income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Business combination expenses are excluded because they are non-recurring in nature and the amortization or impairment of purchased intangibles is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangibles ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio, and the effect of amortization of purchased intangibles on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization of purchased intangibles. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves which could increase or decrease current year income. Amortization of purchased intangibles relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand", "Other Personal Lines Profitability Measures by Brand" and "Commercial Lines Profitability Measures". Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) provided on the schedule "Auto Profitability Measures by Brand" and "Homeowners Profitability Measures by Brand" multiplied by average premium calculated using annualized GAAP quarterly earned premium, which is annualized (multiplied by 4), provided on the schedule "Auto Profitability Measures by Brand" and "Homeowners Profitability Measures by Brand", divided by the policies in force provided on the schedule "Policies in Force" (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. The Allstate Corporation 2Q19 Supplement 40

Definitions of Non-GAAP Measures (continued) Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand" and "Homeowners Profitability Measures by Brand". Adjusted net income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed above. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and adjusted net income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Adjusted net income return on adjusted equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses and goodwill. Return on equity is the most directly comparable GAAP measure. We use average equity excluding the effect of unrealized net capital gains and losses and goodwill for the denominator as a representation of equity primarily attributable to the Company’s earned and realized business operations. Unrealized net capital gains and losses are excluded because they vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. Goodwill is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results. We believe it is useful for investors to have adjusted net income return on adjusted equity when evaluating our performance as it represents a reliable, representative and consistent measurement of the company and management’s utilization of capital. Adjusted net income return on adjusted equity should not be considered a substitute for return on equity and does not reflect the overall profitability of our business. A reconciliation of return on equity and adjusted net income return on adjusted equity can be found in the schedules, "Allstate Life Return on Equity", "Allstate Benefits Return on Equity" and "Allstate Annuities Return on Equity". Adjusted net income, excluding purchase accounting adjustments, is a non-GAAP measure, which is computed as net income (loss) applicable to common shareholders, excluding amortization or impairment of purchased intangibles, after-tax, realized capital gains and losses, after-tax, pension and other postretirement remeasurement gains and losses, after-tax, and adjusted for the after-tax income statement effects of acquisition-related purchase accounting fair value adjustments to unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers. Net income (loss) applicable to shareholders is the GAAP measure that is most directly comparable to adjusted net income, excluding purchase accounting adjustments. We use adjusted net income, excluding purchase accounting adjustments, as an important measure to evaluate SquareTrade’s results of operations. We believe that the measure provides investors with a valuable measure of SquareTrade’s ongoing performance because it reveals trends that may be obscured by the amortization or impairment of purchased intangibles, the acquisition-related purchase accounting fair value adjustments, and the net effects of realized capital gains and losses. Amortization or impairment of purchased intangibles is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We adjust for the effects of acquisition-related purchase accounting fair value adjustments because they relate to the acquisition and their effects are not indicative of the underlying business results and trends. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to SquareTrade’s operations. Adjusted net income, excluding purchase accounting adjustments, highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of net income applicable to common shareholders to assess our performance. We believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income, excluding purchase accounting adjustments, and their components separately and in the aggregate when reviewing and evaluating SquareTrade’s performance. Adjusted net income, excluding purchase accounting adjustments, should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of net income (loss) applicable to common shareholders to adjusted net income, excluding purchase accounting adjustments, is provided in the schedule, "SquareTrade Results". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding.  We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share". The Allstate Corporation 2Q19 Supplement 41